UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-21982

Guggenheim Strategic Opportunities Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)
Registrant's telephone number, including area code:         (630) 505-3700

Date of fiscal year end:  May 31

Date of reporting period:  November 30, 2012

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

WWW.GUGGENHEIMINVESTMENTS.COM/GOF
... YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheiminvestments.com/gof, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

November 30, 2012

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Strategic Opportunities Fund (the “Fund”). This report covers the Fund’s performance for the semiannual period ended November 30, 2012.

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund seeks to achieve that objective by combining a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. There is no guarantee that the perceived fair value will be achieved.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2012, the Fund provided a total return based on market price of 2.50% and a total return based on NAV of 10.62%. As of November 30, 2012, the Fund’s market price of $20.65 per share represented a premium of 2.94% to its NAV of $20.06 per share. The market value of the Fund’s shares fluctuates from time to time and it may be higher or lower than the Fund’s NAV.

In each month from June 2012 through November 2012, the Fund paid a monthly dividend of $0.154 per share. The dividend as of November 30, 2012, represents an annualized distribution rate of 8.9% based on the Fund’s closing market price of $20.65 on November 30, 2012. The Fund announced an increase in its monthly dividend to $0.1694 per share, effective with its December 2012 dividend.

During the six months ended November 30, 2012, the Fund raised approximately $24.0 million by offering additional shares to the public. The offering of additional shares of the Fund was made in recognition of continued investor demand for the Fund’s unique investment strategy and strong performance track record. The additional shares offered to the public were priced at a premium to the Fund’s NAV.

Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (formerly, Guggenheim Partners Asset Management, LLC) (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 39 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 4. You’ll find information on GPIM’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www. guggenheiminvestments.com/gof.

Sincerely,

Donald C. Cacciapaglia
Chief Executive Officer
Guggenheim Strategic Opportunities Fund

December 31, 2012

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QUESTIONS & ANSWERS	November 30, 2012

Guggenheim Strategic Opportunities Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes B. Scott Minerd, Chief Executive Officer and Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Senior Managing Director; and James W. Michal, Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the six-month period ended November 30, 2012.

What is the Fund’s investment objective and how is it pursued?
The Guggenheim Strategic Opportunities Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. There is no guarantee that the perceived fair value of the Fund’s portfolio investments will be achieved. GPIM seeks to combine a credit-managed fixed income portfolio with access to a diversified pool of alternative investments and equity strategies.

The Fund seeks to achieve its investment objective by investing in a wide range of fixed income and other debt and senior equity securities (“income securities”) selected from a variety of credit qualities and sectors, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency securities, mezzanine and preferred securities and convertible securities, and in common stocks, limited liability company interests, trust certificates and other equity investments (“common equity securities,” exposure to which is obtained primarily by investing in exchange traded funds, or ETFs) that GPIM believes offer attractive yield and/or capital appreciation potential, including employing a strategy of writing (selling) covered call and put options on such equities. GPIM believes the volatility of the Fund can be reduced by diversifying across a large number of sectors and securities, many of which historically have not been highly correlated to one another. To achieve the targeted level of diversification, the Fund has primarily invested in exchange traded funds.

Under normal market conditions:

•	The Fund may invest up to 60% of its total assets in fixed income securities rated below investment grade (commonly referred to as “junk bonds”);

•
The Fund may invest up to 20% of its total assets in non-U.S. dollar denominated fixed income securities of corporate and governmental issuers located outside the U.S., including up to 10% of total assets in fixed income securities of issuers located in emerging markets;

•	The Fund may invest up to 50% of its total assets in common equity securities; and

•
The Fund may invest up to 30% of its total assets in investment funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly of which amount, up to 20% of the Fund’s total assets in investment funds that are registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”) to the extent permitted by applicable law and related interpretations of the staff of the U.S. Securities and Exchange Commission.

GPIM’s investment process is a collaborative effort between its Portfolio Construction Group, which utilizes tools such as a proprietary risk optimization model to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions.

The Fund may use financial leverage (borrowing) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.

What were the significant events affecting the economy and market environment over the past six months?
The U.S. economy continues its positive expansion although the risks of delinquencies, weak consumer demand, and the knock-on effect of Europe continue to weigh on the market. Unprecedented policy actions by the Federal Reserve (“the Fed”) continue to provide ample liquidity and accommodation to stimulate growth of the U.S. economy. Recent Fed action, such as the third round of quantitative easing announced in September 2012, shows an increased tolerance for potentially higher levels of inflation. The Fed was aggressive in its policy action by announcing an open-ended bond purchasing program that focused on agency mortgages. Operation Twist, the Fed’s program of buying longer duration Treasury securities while simultaneously selling shorter duration securities, was also extended.

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QUESTIONS & ANSWERS continued	November 30, 2012

The U.S. election at the beginning of November may have had a small short-term effect on the market’s perception of the path and pace towards economic recovery. Improving housing data and private payrolls have largely driven U.S. GDP growth, though perceived uncertainty surrounding consumer demand and unemployment continues to make it difficult for the corporate sector to make investment decisions with respect to hiring and capital investment. U.S. capital markets will largely be focused on the political decisions made in December with respect to the U.S. fiscal cliff and the impending legislation changes.

Central banks around the world have tagged along with U.S. policymakers and are engaging in their own forms of accommodative policy actions, which should continue to benefit risk assets and assets linked to inflation. While the European Central Bank has made considerable strides to reduce stress emanating from troubled Eurozone nations, it is evident that restructuring of toxic debt will take considerable time and effort. The Eurozone currency still remains at a relatively high value compared to the U.S. dollar, which makes European countries less competitive with respect to exports – the exchange rate between the Euro/USD finished at 1.298 €/$ to close November. Despite all of these headwinds, the U.S. economy appears to have the momentum, albeit at a slow pace, to withstand an imminent European recession.

How did the Fund perform for the six months ended November 30, 2012?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2012, the Fund provided a total return based on market price of 2.50% and a total return based on NAV of 10.62%.

As of November 30, 2012, the Fund’s market price of $20.65 per share represented a premium of 2.94% to its NAV of $20.06 per share. The closing price of the Fund’s shares as of May 31, 2012, was $21.08, which represented a premium of 10.95% to the NAV of $19.00. The market value of the Fund’s shares fluctuates from time to time and it may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.

In each month from June 2012 through November 2012, the Fund paid a monthly dividend of $0.154 per share. The dividend as of November 30, 2012, represents an annualized distribution rate of 8.9% based on the Fund’s closing market price of $20.65 on November 30, 2012. Of course, the Fund’s distribution rate is not constant and is subject to change based on the performance of the Fund.

What were the major contributors to or detractors from performance?
Performance of the Fund was strong, as leveraged credit markets (consisting primarily of high yield bonds and bank loans) registered gains over the period and also helped collateralized loan obligations (“CLO”) spreads tighten. Monetary stimulus provided by central banks across the globe, combined with elevated demand by investors for yield, drove spreads and overall yields tighter.

Global equity markets, structured credit, and corporate bonds rallied on the back of monetary stimulus, with the main drivers of positive performance being high yield corporate bonds, asset-backed securities (“ABS”) and CLOs. Macroeconomic-themed trades were another positive contributor, as monetary stimulus boosted gold and European equities. The Fund continues to remain overweight spread duration and underweight effective duration, given the macroeconomic forecast.

Detractors to performance included several corporate credit positions that experienced mark-to-market weakness given specific credit or industry outlooks. GPIM continues to believe that corporate fundamentals will remain positive, as accommodation and low borrowing rates remain supportive of corporate credits.

From an asset allocation perspective, sustained periods of low nominal interest rates coupled with improving corporate fundamentals increase the attractiveness of higher yielding, fixed income securities. We continue to see value in fundamentally strong, but seemingly out-of-favor, lower-rated securities, particularly in high yield bonds and bank loans.

What have market conditions been like for the Fund over the past six months?
Even though the U.S. debt and deficit issues continue to loom large, the global macroeconomic picture has undoubtedly improved over the past several months. The headline risk of European disintegration has diminished with ongoing progress towards a banking union, and ultimately towards a fiscal union in Europe.

Bank loans and high yield bonds continue to provide value down the credit spectrum, primarily in CCCs and select single Bs. Bank loans may also offer investors protection against rising rates, seniority in the capital structure and covenant protection. CLO activity also remains strong with year to date volume already higher than the past three years combined (2009-2011). Despite strong issuance, CLO spreads across the capital structure continue to tighten as outstanding volume continues to shrink, and investors are driven to other asset classes such as CLOs for wider spreads.

New issue U.S. ABS credit performance expectations remain firm, particularly in well-covered transactions backed by commercial loans and assets. While U.S. economic data has been mixed, the performance of the consumer and corporate credits underlying ABS has been stable and supportive of ABS performance at expected levels. Supply volumes are increasing but remain below the repayment of older deals, creating a net supply shortfall and firm spreads. European holdings of U.S. structured products have been reduced substantially post-crisis, and should not pose

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QUESTIONS & ANSWERS continued	November 30, 2012

as large of a threat to the market as in past years. Overall trading pressures and changes in bank regulatory capital may affect trading volumes and dealer appetite to hold structured product risk assets.

How did other markets perform in this environment?
For the six-month period ended November 30, 2012, investors realized the highest returns from the most risky assets such as domestic and international equity markets, followed by the U.S. high yield and leveraged loan markets, while U.S. government debt provided the lowest returns.

The Standard & Poor’s 500 Index (the “S&P 500”), which is generally regarded as an indicator of the broader U.S. stock market, rose 9.32% (this and all other returns cited in this section are total return). Foreign markets were much stronger, as the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index, which is comprised of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, rose 18.16% and the MSCI Emerging Market Index, which measures market performance in global emerging markets, rose 12.63%, for the six months ended November 30, 2012.

In the bond market, the Barclays U.S. Treasury Composite Index, which includes Treasury securities of all maturities, returned 0.57%. The Barclays U.S. Aggregate Bond Index (the “Barclays Aggregate”), which is a proxy for the U.S. investment-grade bond market, returned 1.99% for the period, while the Barclays U.S. Corporate High Yield Index (which tracks nearly 2,000 U.S. non-investment grade bonds) returned 8.54%. The Credit Suisse Leveraged Loan Index, which tracks approximately 1,500 syndicated bank loans, returned 4.71% for the period. Reflecting the Federal Reserve’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Barclays 1-3 Month U.S. Treasury Bill Index was 0.04% for the same period.

What is the Fund’s leverage strategy?
Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage contributed to the Fund’s total return during this period. The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide the potential for increased income and greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

As of November 30, 2012, the amount of leverage was approximately 29.6% of total assets. GPIM employs leverage through two vehicles: reverse repurchase agreements, under which the Fund transfers securities to a counterparty and receives cash which can be used for additional investments, and a committed financing facility through a leading investment bank.

Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays U.S. Corporate High Yield Index is an unmanaged index of below investment grade bonds issued by U.S. corporations.

The Barclays U.S. Treasury Composite Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting. Securities in the index roll up to the U.S. Aggregate, U.S. Universal, and Global Aggregate Indices. The U.S. Treasury Index was launched on January 1, 1973.

The Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

The Credit Suisse Leveraged Loan Index is an Index designed to mirror the investable universe of the $US-denominated leveraged loan market.

The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

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QUESTIONS & ANSWERS continued	November 30, 2012

Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Asset-Backed Securities Risk: ABS involve certain risks in addition to those presented by mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. ABS do not have the benefit of the same security interest in the underlying collateral as mortgage-backed securities and are more dependent on the borrower’s ability to pay and may provide the Fund with a less effective security interest in the related collateral than do mortgage- related securities. The collateral underlying ABS may constitute assets related to a wide range of industries and sectors. For example, ABS can be collateralized with credit card and automobile receivables. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. If the economy of the United States deteriorates, defaults on securities backed by credit card, automobile and other receivables may increase, which may adversely affect the value of any ABS owned by the Fund. In addition, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

The Credit CARD Act of 2009 imposes new regulations on the ability of credit card issuers to adjust the interest rates and exercise various other rights with respect to indebtedness extended through credit cards. The Fund and the Sub-Adviser cannot predict what effect, if any, such regulations might have on the market for ABS and such regulations may adversely affect the value of ABS owned by the Fund.

Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. In recent years, certain automobile manufacturers have been granted access to emergency loans from the U.S. Government and have experienced bankruptcy. As a result of these events, the value of securities backed by receivables from the sale or lease of automobiles may be adversely affected.

If the economy of the United States deteriorates, defaults on securities backed by credit card, automobile and other receivables may increase, which may adversely affect the value of any ABS owned by the Fund. In addition, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Below Investment-Grade Securities Risk: The Fund may invest in income securities rated below investment grade or, if unrated, determined by the Sub-Adviser to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. Investment in securities of below investment- grade quality involves substantial risk of loss. Income securities of below investment-grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments.

Senior and Second Lien Secured Loans Risk: The Fund’s investments in senior loans and second lien secured floating-rate loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. The risks associated with senior loans of below investment grade quality are similar to the risks of other lower-grade income securities. Second lien loans are second in right of payment to senior loans and therefore are subject to the additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior-secured obligations of the borrower. Second lien loans are expected to have greater price volatility and exposure to losses upon default than senior loans and may be less liquid. Structured Finance Investments Risk: The Fund’s structured finance investments may include residential and commercial mortgage-related and asset-backed securities issued by governmental entities and private issuers, collateralized debt obligations and risk-linked securities. These securities entail considerable risk, including many of the risks described above (e.g.,

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QUESTIONS & ANSWERS continued	November 30, 2012

market risk, credit risk, interest rate risk and prepayment risk). The value of collateralized debt obligations also may change because of changes in the market’s perception of the underlying collateral of the pool, the creditwor-thiness of the servicing agent for or the originator of the pool, or the financial institution or entity providing credit support for the pool. Returns on risk linked securities are dependent upon such events as property or casualty damages which may be caused by such catastrophic events as hurricanes or earthquakes or other unpredictable events.

Mezzanine Investments Risk: Mezzanine investments are subject to the same risks associated with investment in senior loans, second lien loans and other lower-grade income securities. Mezzanine investments are expected to have greater price volatility than senior loans and second lien loans and may be less liquid.

Preferred Stock Risk: Preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but typically less risky than its common stock. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

Convertible Securities Risk: As with all income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities also tend to reflect the market price of the underlying stock in varying degrees, depending on the relationship of such market price to the conversion price in the terms of the convertible security.

Equity Risk: Common equity securities’ prices fluctuate for a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market, and broader domestic and international political and economic events. Real Estate Securities Risk: Because of the Fund’s ability to invest in securities of companies in the real estate industry and to make indirect investments in real estate, it is subject to risks associated with the direct ownership of real estate, including declines in the value of real estate; general and local economic conditions; increased competition; and changes in interest rates. Because of the Fund’s ability to make indirect investments in natural resources and physical commodities, and in real property asset companies, the Fund is subject to risks associated with such real property assets, including supply and demand risk, depletion risk, regulatory risk and commodity pricing risk.

Personal Property Asset Company Risk: The Fund may invest in personal property asset companies such as special situation transportation assets. The risks of special situation transportation assets include cyclicality of supply and demand for transportation assets and risk of decline in the value of transportation assets and rental values.

Private Securities Risk: Private securities have additional risk considerations than investments in comparable public investments.

Inflation/Deflation Risk: There is a risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.

Dividend Risk: Dividends on common stock and other common equity securities which the Fund may hold are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Portfolio Turnover Risk: The Fund’s annual portfolio turnover rate may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Derivatives Risk: The Fund may be exposed to certain additional risks should the Sub-Adviser use derivatives as a means to synthetically implement the Fund’s investment strategies. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

Foreign Securities and Emerging Markets Risk: Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations, expropriation or nationalization of assets, imposition of withholding taxes on payments and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. Heightened risks of investing in emerging markets include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital.

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QUESTIONS & ANSWERS continued	November 30, 2012

Financial Leverage Risk: Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund’s return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used. Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value and market price of and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

In addition to the risks described above, the Fund is also subject to: Income Securities Risk, Foreign Currency Risk, Risks Associated with the Fund’s Covered Call Option Strategy, Investment Funds Risk, Private Investment Funds Risk, Affiliated Investment Funds Risk, Synthetic Investments Risk, Risks of Real Property Asset Companies, Inflation/Deflation Risk, Anti- Takeover Provisions, Market Discount Risk, and Current Developments Risks. Please see www.guggenheiminvestments.com/gof for a more detailed discussion about Fund risks and considerations.

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FUND SUMMARY (Unaudited)	November 30, 2012

Fund Statistics
Share Price	$20.65
Common Share Net Asset Value	$20.06
Premium/Discount to NAV	2.94%
Net Assets Applicable to Common Shares ($000)	$242,349

Total Returns
(Inception 7/27/07)	Market	NAV
Six Month	2.50%	10.62%
One Year	11.95%	19.28%
Three Year - average annual1	20.21%	19.31%
Five Year - average annual1	16.66%	12.57%
Since Inception - average annual1	12.32%	12.32%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.guggenheiminvestments.com/gof. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

1Investors should also be aware that these returns were primarily achieved during favorable market conditions and may not be sustainable.

% of Long-Term
Top Ten Holdings	Investments
SPDR S&P 500 ETF Trust	5.2%
iShares Russell 2000 Index Fund	3.6%
Aerco Ltd., Series 2A, Class A3 (Jersey)	2.5%
Rockwall CDO Ltd., Series 2007-1A, Class A1LA
(Cayman Islands)	2.2%
Airplanes Pass-Through Trust, Series 2001-1A, Class A9	2.0%
Fortress Credit Opportunities I LP, Series 2005-1A, Class A1	1.9%
Nomura Resecuritization Trust, Series 2012-1R, Class A	1.5%
Eastland CLO Ltd., Series 2007-1A, Class A2B
(Cayman Islands)	1.2%
Telos CLO Ltd., Series 2006-1A, Class A2 (Cayman Islands)	1.0%
Attentus CDO Ltd., Series 2007-3A, Class A1B
(Cayman Islands)	1.0%

*Less than 0.1%

Portfolio composition and holdings are subject to change daily. For more information, please visit www.guggenheiminvestments.com/gof. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

**Ratings shown are assigned by one or more Nationally Recognized Statistical Credit Rating Organizations (“NRSRO”), such as Standard & Poor’s, Moody’s and Fitch. The ratings are an indication of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). When two or more ratings are available, the lower rating is used; and when only one is available, that rating is used. The Non-Rated category consists of securities that have not been rated by an NRSRO. U.S. Treasury securities and U.S. Government Agency securities are not rated but deemed to be equivalent to securities rated AA+/Aaa.

10 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited)	November 30, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Long-Term Investments – 147.3%
	Corporate Bonds – 54.5%
	Advertising – 0.9%
$400,000	MDC Partners, Inc. (Canada)(a)	B	11.000%	11/01/2016	11/01/13 @ 106	$439,000
1,825,000	Sitel, LLC / Sitel Finance Corp.(a) (b)	B	11.000%	08/01/2017	08/01/14 @ 106	1,834,125
						2,273,125
	Aerospace & Defense – 0.3%
700,000	Sequa Corp.(b)	CCC+	11.750%	12/01/2015	12/01/13 @ 100	724,500

	Airlines – 4.5%
2,000,000	Aircraft Certificate Owner Trust, Series 2003-1A, Class E(b) (d)	BB	7.001%	09/20/2022	N/A	2,004,040
1,064,282	America West Airlines 2001-1 Pass-Through Trust, Series 011G(a)	BB+	7.100%	04/02/2021	N/A	1,117,496
1,880,263	American Airlines Pass-Through Trust, Series 2011-2, Class A(a)	BBB-	8.625%	10/15/2021	N/A	1,917,868
890,143	Atlas Air 1998-1 Pass-Through Trust, Series 1998-1, Class A	NR	7.380%	01/02/2018	N/A	890,143
686,381	Atlas Air 1999-1 Pass-Through Trust, Series 1999-1, Class A-1	NR	7.200%	01/02/2019	N/A	686,381
425,463	Atlas Air 2000-1 Pass-Through Trust, Series 2000-1, Class A	NR	8.707%	01/02/2019	N/A	425,463
1,750,000	Delta Air Lines Pass-Through Trust, Series 2011-1, Class B	BB	7.125%	10/15/2014	N/A	1,791,563
830,000	Global Aviation Holdings, Inc.(a) (c) (d)	NR	14.000%	08/15/2013	N/A	242,775
1,594,664	United Airlines 2009-2A Pass-Through Trust, Series 2009-2(a)	BBB+	9.750%	01/15/2017	N/A	1,837,850
						10,913,579

	Auto Parts & Equipment – 0.3%
720,000	Stanadyne Corp., Series 1	CCC	10.000%	08/15/2014	N/A	655,200

	Banks – 2.9%
1,200,000	Barclays Bank PLC (United Kingdom)(a) (b) (e) (f)	BBB	6.860%	–	06/15/32 @ 100	1,206,000
500,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)(a) (b) (e) (f)	A-	11.000%	–	06/30/19 @ 100	677,750
750,000	Itau Unibanco Holding SA (Brazil)(a) (b)	Baa2	5.125%	05/13/2023	N/A	761,250
1,000,000	KeyCorp Capital III(a)	BBB-	7.750%	07/15/2029	N/A	1,122,469
1,250,000	Northgroup Preferred Capital Corp.(a) (b) (e) (f)	A-	6.378%	–	10/15/17 @ 100	1,294,000
700,000	PNC Preferred Funding Trust III(a) (b) (e) (f)	BBB	8.700%	–	03/15/13 @ 100	706,664
1,400,000	RBS Capital Trust II(a) (e) (f)	BB	6.425%	–	01/03/34 @ 100	1,176,000
						6,944,133

	Building Materials – 0.8%
1,750,000	Cemex SAB de CV (Mexico)(a) (b)	B-	9.000%	01/11/2018	01/11/15 @ 105	1,850,625

	Coal – 1.0%
100,000	Penn Virginia Resource Partners LP / Penn Virginia Resource Finance Corp.	B	8.250%	04/15/2018	04/15/14 @ 104	104,500
2,325,000	Penn Virginia Resource Partners LP / Penn Virginia Resource Finance Corp. II(a) (b)	B	8.375%	06/01/2020	06/01/16 @ 104	2,441,250
						2,545,750

	Commercial Services – 3.1%
2,000,000	Ceridian Corp.(a) (b)	B-	8.875%	07/15/2019	07/15/15 @ 107	2,140,000
1,800,000	DynCorp International, Inc.(a)	B-	10.375%	07/01/2017	07/01/14 @ 105	1,588,500
250,000	Jaguar Holdings Co. II / Jaguar Merger Sub, Inc.(b)	B-	9.500%	12/01/2019	12/01/14 @ 107	281,250
2,550,000	Laureate Education, Inc.(a) (b)	CCC+	9.250%	09/01/2019	09/01/15 @ 107	2,601,000
800,000	Logo Merger Sub Corp.(b)	CCC+	8.375%	10/15/2020	10/15/15 @ 106	812,000
						7,422,750

See notes to financial statements.
GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 11

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Computers – 0.4%
$288,000	Stratus Technologies, Inc. (Bermuda)	B-	12.000%	03/29/2015	04/15/13 @ 112	$274,320
590,000	Stream Global Services, Inc.	B+	11.250%	10/01/2014	10/01/13 @ 100	619,500
						893,820

	Consumer Products – 0.9%
1,100,000	Spectrum Brands Escrow Corp.(b)	B3	6.375%	11/15/2020	11/15/16 @ 103	1,141,250
1,050,000	Spectrum Brands Escrow Corp.(b)	B3	6.625%	11/15/2022	11/15/17 @ 103	1,099,875
						2,241,125

	Distribution & Wholesale – 0.7%
350,000	Baker & Taylor Acquisitions Corp.(b)	CCC	15.000%	04/01/2017	10/01/14 @ 108	262,500
1,330,000	INTCOMEX, Inc.(a)	B-	13.250%	12/15/2014	12/15/13 @ 100	1,353,275
						1,615,775

	Diversified Financial Services – 5.9%
3,500,000	Caribbean Development Bank(a) (b)	AA+	4.375%	11/09/2027	N/A	3,564,984
1,000,000	General Electric Capital Corp., Class A(a) (e) (f)	AA-	7.125%	–	06/15/22 @ 100	1,126,350
500,000	Jefferies Group, Inc.	BBB	6.875%	04/15/2021	N/A	553,750
77,000	LCP Dakota Fund, Class P	NR	10.000%	08/17/2015	N/A	77,663
55,000	LCP Dakota Fund, Class Q	NR	12.500%	08/17/2015	N/A	55,567
215,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.(b)	B+	9.625%	05/01/2019	05/01/15 @ 107	238,112
1,100,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.(b)	B2	7.875%	10/01/2020	10/01/16 @ 104	1,139,875
2,475,000	Nuveen Investments, Inc.(a) (b)	CCC	9.125%	10/15/2017	10/15/14 @ 107	2,456,438
2,650,000	QBE Capital Funding III Ltd. (Jersey)(a) (b) (f)	BBB+	7.250%	05/24/2041	05/24/21 @ 100	2,731,233
500,000	Scottrade Financial Services, Inc.(b)	Baa3	6.125%	07/11/2021	N/A	514,734
1,945,000	Svensk Exportkredit AB (Sweden)(a) (b) (e)	BBB-	6.375%	–	03/27/13 @ 100	1,943,959
						14,402,665

	Electrical Components & Equipment – 0.6%
1,400,000	Coleman Cable, Inc.(a)	B	9.000%	02/15/2018	02/15/14 @ 105	1,492,750

	Engineering & Construction – 1.0%
1,390,909	Alion Science and Technology Corp.(g)	B-	12.000%	11/01/2014	04/01/13 @ 105	1,293,545
2,000,000	Alion Science and Technology Corp.	CCC-	10.250%	02/01/2015	02/01/13 @ 100	1,020,000
						2,313,545

	Entertainment – 2.3%
528,000	Agua Caliente Band of Cahuilla Indians(b)	BB	6.350%	10/01/2015	N/A	511,278
375,000	Diamond Resorts Corp.	B-	12.000%	08/15/2018	08/15/14 @ 106	405,000
1,955,000	Lions Gate Entertainment, Inc.(a) (b)	B	10.250%	11/01/2016	11/01/13 @ 105	2,174,938
330,000	Live Nation Entertainment, Inc.(b)	B	7.000%	09/01/2020	09/01/16 @ 104	343,200
1,935,000	WMG Acquisition Corp.(a)	B-	11.500%	10/01/2018	10/01/14 @ 109	2,186,550
						5,620,966

	Food – 1.3%
500,000	BI-LO, LLC / BI-LO Finance Corp.(b)	B-	9.250%	02/15/2019	02/15/15 @ 105	521,250
2,447,000	Bumble Bee Acquisition Corp.(a) (b)	B	9.000%	12/15/2017	12/15/14 @ 105	2,581,585
						3,102,835

	Gaming – 0.1%
125,000	Yonkers Racing Corp.(b)	B+	11.375%	07/15/2016	07/15/13 @ 106	134,688

	Hand & Machine Tools – 0.1%
150,000	Thermadyne Holdings Corp.	B-	9.000%	12/15/2017	12/15/13 @ 107	159,000

See notes to financial statements.
12 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Health Care Products – 0.0%***
$100,000	Physio-Control International, Inc.(b)	B+	9.875%	01/15/2019	01/15/15 @ 107	$109,250

	Health Care Services – 2.6%
1,800,000	Apria Healthcare Group, Inc.(a)	BB	11.250%	11/01/2014	11/01/13 @ 100	1,860,750
2,275,000	Apria Healthcare Group, Inc.(a)	B	12.375%	11/01/2014	11/01/13 @ 100	2,229,500
275,000	OnCure Holdings, Inc.	Caa3	11.750%	05/15/2017	05/15/14 @ 106	141,625
785,000	Physiotherapy Associates Holdings, Inc.(a) (b)	B	11.875%	05/01/2019	05/01/15 @ 109	777,150
410,000	Rural/Metro Corp.(b)	CCC+	10.125%	07/15/2019	07/15/15 @ 105	387,450
600,000	Rural/Metro Corp.(b)	CCC+	10.125%	07/15/2019	07/15/15 @ 105	564,000
312,333	Symbion, Inc.(h)	CCC+	11.000%	08/23/2015	08/23/13 @ 100	321,703
						6,282,178

	Household Products & Housewares – 0.7%
1,445,000	American Achievement Corp.(a) (b)	B-	10.875%	04/15/2016	10/15/13 @ 105	1,199,350
625,000	Armored Autogroup, Inc.	CCC	9.250%	11/01/2018	11/01/14 @ 105	494,531
						1,693,881

	Housewares – 0.0%***
75,000	American Standards Americas(b)	B-	10.750%	01/15/2016	01/15/14 @ 103	72,469

	Insurance – 4.1%
1,000,000	Allstate Corp.(a) (f)	BBB	6.500%	05/15/2057	05/15/37 @ 100	1,056,250
1,000,000	AXA SA (France)(a) (b) (e) (f)	BBB	6.379%	–	12/14/36 @ 100	942,500
1,000,000	Hub International Ltd. (b)	CCC+	8.125%	10/15/2018	10/15/14 @ 104	1,037,500
800,000	Ironshore Holdings US, Inc.(a) (b)	BBB-	8.500%	05/15/2020	N/A	887,208
1,000,000	MetLife Capital Trust IV(a) (b)	BBB	7.875%	12/15/2037	12/15/32 @ 100	1,220,000
700,000	National Life Insurance Co.(a) (b)	BBB+	10.500%	09/15/2039	N/A	989,930
250,000	Nationwide Mutual Insurance Co.(b)	A-	9.375%	08/15/2039	N/A	359,804
3,500,000	Prudential Financial, Inc.(a) (i)	BBB+	5.625%	06/15/2043	06/15/23 @ 100	3,508,750
						10,001,942

	Internet – 2.0%
1,000,000	First Data Corp.(a) (b) (j)	B-	8.750%	01/15/2022	01/15/16 @ 104	1,015,000
1,510,000	GXS Worldwide, Inc.(a)	B	9.750%	06/15/2015	06/15/13 @ 102	1,576,063
425,000	Zayo Group LLC / Zayo Capital, Inc.	B	8.125%	01/01/2020	07/01/15 @ 104	464,312
1,590,000	Zayo Group LLC / Zayo Capital, Inc.	CCC+	10.125%	07/01/2020	07/01/16 @ 105	1,780,800
						4,836,175

	Iron & Steel – 0.9%
1,075,000	APERAM (Luxembourg)(a) (b)	B+	7.750%	04/01/2018	04/01/15 @ 104	919,125
600,000	Horsehead Holding Corp.(b)	B-	10.500%	06/01/2017	06/01/15 @ 105	624,000
285,000	IAMGOLD Corp. (Canada)(b)	BB-	6.750%	10/01/2020	N/A	279,300
240,000	Standard Steel, LLC / Standard Steel Finance Corp.(b)	BB-	12.000%	05/01/2015	05/01/13 @ 106	273,600
						2,096,025

	Leisure Time – 0.8%
1,875,000	Sabre, Inc.(a) (b)	B	8.500%	05/15/2019	05/15/15 @ 106	1,982,813

	Lodging – 1.3%
1,600,000	Caesars Entertainment Operating Co., Inc.(b)	B	8.500%	02/15/2020	02/15/16 @ 104	1,568,000
1,500,000	Caesars Entertainment Operating Co., Inc.(b)	B	9.000%	02/15/2020	02/15/16 @ 105	1,496,250
						3,064,250

See notes to financial statements.
GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 13

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Media – 0.5%
$500,000	DCP, LLC / DCP Corp.(b)	B+	10.750%	08/15/2015	08/15/13 @ 105	$520,000
800,000	Griffey Intermediate, Inc. / Griffey Finance Sub LLC(b)	CCC+	7.000%	10/15/2020	10/15/15 @ 105	812,000
						1,332,000

	Mining – 0.8%
250,000	Kaiser Aluminum Corp.	BB-	8.250%	06/01/2020	06/01/16 @ 104	273,750
1,025,000	Midwest Vanadium Pty Ltd. (Australia)(b)	CCC+	11.500%	02/15/2018	02/15/15 @ 106	640,625
1,125,000	Mirabela Nickel Ltd. (Australia)(b)	CCC+	8.750%	04/15/2018	04/15/15 @ 104	945,000
						1,859,375

	Oil & Gas – 4.4%
1,600,000	BreitBurn Energy Partners, LP / BreitBurn Finance Corp.(a) (b)	B	7.875%	04/15/2022	01/15/17 @ 104	1,644,000
335,000	Drill Rigs Holdings, Inc. (Marshall Islands)(b)	B	6.500%	10/01/2017	10/01/15 @ 103	332,488
500,000	EPL Oil & Gas, Inc.(b)	B-	8.250%	02/15/2018	02/15/15 @ 104	496,250
1,000,000	Legacy Reserves LP / Finance Corp.(b)	B-	8.000%	12/01/2020	12/01/16 @ 104	1,002,500
2,250,000	Magnum Hunter Resources Corp.(a) (b)	CCC+	9.750%	05/15/2020	05/15/16 @ 105	2,306,250
1,100,000	Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC(b)	B-	10.750%	10/01/2020	10/01/16 @ 105	1,160,500
3,000,000	SandRidge Energy, Inc.	B	7.500%	02/15/2023	08/15/17 @ 104	3,120,000
700,000	Shelf Drilling Holding Ltd. (Cayman Islands)(b)	B	8.625%	11/01/2018	05/01/15 @ 104	703,500
						10,765,488

	Oil & Gas Services – 0.1%
200,000	Exterran Holdings, Inc.	BB	7.250%	12/01/2018	12/01/13 @ 105	210,000

	Packaging & Containers – 0.1%
300,000	Pretium Packaging, LLC / Pretium Finance, Inc.	B-	11.500%	04/01/2016	04/01/14 @ 106	309,750

	Pipelines – 1.5%
330,000	Crestwood Midstream Partners / Crestwood Midstream Finance Corp.	B-	7.750%	04/01/2019	04/01/15 @ 104	336,600
3,000,000	Eagle Rock Energy Partners, LP / Eagle Rock Energy Finance Corp.(b)	B	8.375%	06/01/2019	06/01/15 @ 104	3,045,000
150,000	EP Energy, LLC / Everest Acquisition Finance, Inc.(a)	B+	6.875%	05/01/2019	05/01/15 @ 103	162,375
						3,543,975

	Real Estate – 0.6%
1,350,000	Jones Lang Lasalle, Inc.(a)	BBB-	4.400%	11/15/2022	08/15/22 @ 100	1,376,068

	Real Estate Investment Trust – 0.3%
700,000	EPR Properties(a)	BB+	5.750%	08/15/2022	05/15/22 @ 100	738,788

	Retail – 2.6%
350,000	Checkers Drive-In Restaurants, Inc.(b)	B-	11.000%	12/01/2017	06/01/15 @ 108	354,375
1,479,000	CKE Restaurants, Inc.(a)	B-	11.375%	07/15/2018	07/15/14 @ 106	1,710,094
1,995,000	GRD Holdings III Corp.(a) (b)	B	10.750%	06/01/2019	06/01/15 @ 108	2,039,887
60,000	Logan’s Roadhouse, Inc.	B-	10.750%	10/15/2017	10/15/13 @ 108	56,250
240,000	Mastro’s Restaurants, LLC / RRG Finance Corp.(b)	B-	12.000%	06/01/2017	12/01/14 @ 109	247,500
1,890,000	Wok Acquisition Corp.(b)	CCC+	10.250%	06/30/2020	06/30/16 @ 105	1,989,225
						6,397,331

	Software – 1.1%
860,000	Infor US, Inc.	B-	11.500%	07/15/2018	07/15/15 @ 106	997,600
2,120,000	Open Solutions, Inc.(a) (b)	CCC+	9.750%	02/01/2015	02/01/13 @ 100	1,706,600
						2,704,200

	Telecommunications – 0.1%
300,000	CommScope, Inc.(b)	B	8.250%	01/15/2019	01/15/15 @ 104	326,250

See notes to financial statements.
14 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Textiles – 0.0%***
$100,000	Empire Today, LLC / Empire Today Finance Corp.(b)	B-	11.375%	02/01/2017	02/01/14 @ 106	$106,750

	Transportation – 2.9%
2,830,000	CEVA Group PLC (United Kingdom)(a) (b)	B-	8.375%	12/01/2017	12/01/13 @ 106	2,745,100
575,000	Commercial Barge Line Co.	BB-	12.500%	07/15/2017	07/15/13 @ 106	633,955
1,600,000	Marquette Transportation Company / Marquette Transportation Finance Corp.(a)	B-	10.875%	01/15/2017	01/15/14 @ 105	1,676,000
1,850,000	Quality Distribution, LLC / QD Capital Corp.(a)	B-	9.875%	11/01/2018	11/01/14 @ 105	1,998,000
						7,053,055

	Total Corporate Bonds – 54.5%
	(Cost $128,478,815)					132,168,844

	Asset Backed Securities – 46.4%
	Automobile – 0.0%***
44,023	Bush Truck Leasing, LLC, Series 2011-AA, Class C(b)	NR	5.000%	09/25/2018	N/A	43,901

	Collateralized Debt Obligations – 6.5%
545,619	Aspen Funding I Ltd., Series 2002-1A, Class A1L (Cayman Islands)(b) (i)	BB+	0.950%	07/10/2037	N/A	525,835
570,172	Coronado CDO Ltd., Series 1A, Class A1 (Cayman Islands)(b) (i)	B	0.831%	09/04/2038	N/A	464,337
2,413,654	Diversified Asset Securitization Holdings II LP, Series 1A, Class A1L (Cayman Islands)(b) (i)	BBB+	0.879%	09/15/2035	N/A	2,321,525
143,311	Diversified Asset Securitization Holdings II LP, Series 1X, Class A1L (Cayman Islands)(i)	BBB+	0.879%	09/15/2035	N/A	138,057
398,153	Diversified Asset Securitization Holdings III LP, Series 1A, Class A2 (Cayman Islands)(b) (k)	BB+	7.420%	07/05/2036	N/A	389,895
263,235	Independence I CDO Ltd., Series 1A, Class A (Cayman Islands)(b) (i)	BB+	0.709%	12/30/2030	N/A	253,509
209,785	MWAM CBO Ltd., Series 2001-1A, Class A (Cayman Islands)(b) (i)	AA	1.274%	01/30/2031	N/A	208,887
183,230	Putnam Structured Product CDO, Series 2001-1A, Class A1SS (Cayman Islands)(b) (i)	AA	0.812%	02/25/2032	N/A	178,827
732,887	Putnam Structured Product CDO, Series 2003-1A, Class A1LT (Cayman Islands)(b) (i)	CCC	0.658%	10/15/2038	N/A	661,255
8,521,798	Rockwall CDO Ltd., Series 2007-1A, Class A1LA (Cayman Islands)(a) (b) (i)	BBB+	0.563%	08/01/2024	N/A	7,754,836
212,221	Saybrook Point CBO Ltd., Series 2001-1A, Class A (Cayman Islands)(b) (i)	BB	0.792%	02/25/2031	N/A	201,199
2,000,000	Stone Tower CDO Ltd., Series 2004-1A, Class A2L (Cayman Islands)(b) (i)	BBB-	1.563%	01/29/2040	N/A	1,804,180
1,000,000	Zais Investment Grade Ltd., Series 6A, Class A2A (Cayman Islands)(b) (i)	A+	1.726%	07/27/2018	N/A	935,000
						15,837,342

	Collateralized Loan Obligations – 23.1%
400,000	Airlie CLO, Series 2006-2A, Class B (Cayman Islands)(b) (i)	A	1.069%	12/20/2020	N/A	334,164
500,000	ALM Loan Funding, Series 2010-3A, Class C (Cayman Islands)(b) (i)	BBB	4.312%	11/20/2020	N/A	477,658
2,600,000	Atlas Senior Loan Fund II Ltd., Series 2012-2A (Cayman Islands)(b) (l)	NR	0.000%	01/30/2024	N/A	2,479,776
2,000,000	Black Diamond CLO Ltd., Series 2006-1A, Class B (Cayman Islands)(a) (b) (i)	AA	0.703%	04/29/2019	N/A	1,811,817
2,800,000	Blackrock Senior Income Series Corp., Series 2004-1X (Cayman Islands)(l)	NR	0.000%	09/15/2016	N/A	1,498,000
666,901	CapitalSource Commercial Loan Trust, Series 2006-2A, Class D(a) (b) (i)	B+	1.728%	09/20/2022	N/A	651,370
2,600,000	Carlyle Global Market Strategies, Series 2012-3A (Cayman Islands)(b) (l)	NR	0.000%	10/04/2024	N/A	2,556,970
1,000,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class C (Cayman Islands)(b) (i)	A+	1.600%	07/10/2019	N/A	833,339
3,500,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class D1 (Cayman Islands)(b) (i)	BBB+	2.950%	07/10/2019	N/A	3,073,700
1,000,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class D2 (Cayman Islands)(b)	BBB+	8.370%	07/10/2019	N/A	985,603
291,200	Colts Trust, Series 2005-2A, Class C (Cayman Islands)(a) (b) (i)	AAA	1.229%	12/20/2018	N/A	291,861
250,000	Colts Trust, Series 2007-1A, Class C (Cayman Islands)(a) (b) (i)	AA+	1.179%	03/20/2021	N/A	205,300
250,000	Cratos CLO Ltd., Series 2007-1A, Class C (Cayman Islands)(b) (i)	AA-	1.411%	05/19/2021	N/A	209,022

See notes to financial statements.
GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 15

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Collateralized Loan Obligations continued
$5,050,000	Eastland CLO Ltd., Series 2007-1A, Class A2B (Cayman Islands)(a) (b) (i)	AA+	0.643%	05/01/2022	N/A	$4,160,529
500,000	Emporia Preferred Funding, Series 2005-1A, Class B1 (Cayman Islands)(b) (i)	AAA	0.893%	10/12/2018	N/A	455,840
1,250,000	Emporia Preferred Funding, Series 2005-1A, Class C (Cayman Islands)(b) (i)	AA	1.293%	10/12/2018	N/A	1,116,702
250,000	Emporia Preferred Funding, Series 2006-2A, Class B (Cayman Islands)(b) (i)	A+	0.825%	10/18/2018	N/A	229,171
212,798	FM Leveraged Capital Fund, Series 2005-1A, Class B (Cayman Islands)(b) (i)	AAA	0.939%	08/01/2017	N/A	212,484
250,000	FM Leveraged Capital Fund, Series 2005-1A, Class C (Cayman Islands)(b) (i)	AA+	1.339%	08/01/2017	N/A	237,820
7,700,000	Fortress Credit Opportunities I LP, Series 2005-1A, Class A1(a)	Aa2	0.634%	07/15/2019	N/A	6,705,083
381,449	Friedbergmilstein Private Capital Fund, Series 2004-1A, Class B2 (Cayman Islands)(a) (b)	AA+	5.409%	01/15/2019	N/A	384,779
250,000	Gale Force CLO Ltd., Series 2007-3A, Class C (Cayman Islands)(b) (i)	A	1.021%	04/19/2021	N/A	209,225
1,100,000	Genesis CLO Ltd., Series 2007-2A, Class D (Cayman Islands)(b) (i)	BBB	4.350%	01/10/2016	N/A	1,092,492
900,000	Global Leveraged Capital Credit Opportunity Fund, Series 2006-1A, Class C (Cayman Islands)(b) (i)	BB+	1.319%	12/20/2018	N/A	781,383
1,250,000	GSC Partners CDO Fund Ltd., Series 2006-7A, Class C (Cayman Islands)(b) (i)	AA-	1.312%	05/25/2020	N/A	1,129,737
250,000	Halcyon Structured Asset Management Long/Short CLO Ltd., Series 2007-1A, Class C (Cayman Islands)(b) (i)	A+	1.152%	08/07/2021	N/A	223,849
250,000	Hewett’s Island CDO Ltd., Series 2006-5A, Class C (Cayman Islands)(b) (i)	A	1.011%	12/05/2018	N/A	220,154
800,000	Katonah IX CLO Ltd., Series 2006-9A, Class A3L (Cayman Islands)(b) (i)	BBB+	1.035%	01/25/2019	N/A	659,282
1,200,000	Kennecott Funding Ltd., Series 2005-1A, Class C (Cayman Islands)(a) (b) (i)	BBB+	1.140%	01/13/2018	N/A	1,092,000
1,500,000	Knightsbridge CLO Ltd., Series 2007-1A, Class D (Cayman Islands)(b) (i)	BBB	5.347%	01/11/2022	N/A	1,425,300
500,000	Liberty CLO II Ltd., Series 2005-1A, Class A3 (Cayman Islands)(a) (b) (i)	A+	0.813%	11/01/2017	N/A	442,944
3,000,000	Marathon CLO II Ltd., Series 2005-2A, Class A (Cayman Islands)(b) (k) (l)	NR	0.000%	12/20/2019	N/A	2,535,000
500,000	Marathon CLO Ltd., Series 2005-2A, Class B (Cayman Islands)(b) (i)	BBB+	1.179%	12/20/2019	N/A	457,370
500,000	Marlborough Street CLO, Ltd., Series 2007-1A, Class C (Cayman Islands)(b) (i)	A	1.075%	04/18/2019	N/A	435,374
1,500,000	MC Funding Ltd. / MC Funding 2006-1, LLC, Series 2006-1A, Class C (Cayman Islands)(b) (i)	A-	1.329%	12/20/2020	N/A	1,298,220
800,000	Mountain View Funding CLO, Series 2007-3A, Class A2 (Cayman Islands)(b) (i)	AA+	0.674%	04/16/2021	N/A	739,227
500,000	Navigator CDO Ltd., Series 2004-1A, Class B2 (Cayman Islands)(b)	AAA	5.585%	01/14/2017	N/A	508,340
250,000	OFSI Fund Ltd., Series 2006-1A, Class C (Cayman Islands)(b) (i)	A	1.229%	09/20/2019	N/A	202,843
300,000	Pacifica CDO Ltd., Series 2005-5X, Class B2 (Cayman Islands)	BBB-	5.811%	01/26/2020	N/A	301,125
1,500,000	Rosedale CLO Ltd., Series I-A, Class AIJ (Cayman Islands)(a) (b) (i)	AA	0.726%	07/24/2021	N/A	1,392,630
312,982	Sargas CLO II Ltd., Series 2006-1A, Class E (Cayman Islands)(b) (i)	B+	4.319%	10/20/2018	N/A	310,832
500,000	Shinnecock CLO, Series 2006-1A, Class C (Cayman Islands)(b) (i)	BBB+	1.240%	07/15/2018	N/A	439,686
1,200,000	Summit Lake CLO Ltd., Series 2005-1A, Class C1A(l)	NR	0.000%	02/24/2018	N/A	730,956
700,000	T2 Income Fund CLO Ltd., Series 2007-1A, Class D (Cayman Islands)(b) (i)	A+	3.090%	07/15/2019	N/A	607,167
650,000	TCW Global Project Fund, Series 2004-1A, Class A2A (Cayman Islands)(b) (i)	A	1.690%	06/15/2016	N/A	579,072
2,000,000	TCW Global Project Fund, Series 2004-1A, Class B1 (Cayman Islands)(b) (i)	BB-	2.290%	06/15/2016	N/A	1,312,280
500,000	TCW Global Project Fund, Series 2005-1A, Class A1 (Cayman Islands)(b) (i)	AA+	0.961%	09/01/2017	N/A	460,240
1,000,000	TCW Global Project Fund, Series 2005-1A, Class B2 (Cayman Islands)(b)	BB+	5.793%	09/01/2017	N/A	927,180
4,000,000	Telos CLO Ltd., Series 2006-1A, Class A2 (Cayman Islands)(b) (i)	AA+	0.747%	10/11/2021	N/A	3,702,480
2,500,000	Telos CLO Ltd., Series 2006-1A, Class B (Cayman Islands)(b) (i)	A+	0.837%	10/11/2021	N/A	2,207,925
1,000,000	Zohar CDO, Series 2007-3A, Class A2 (Cayman Islands)(b) (i)	BB+	0.935%	04/15/2019	N/A	682,660
						56,017,961

See notes to financial statements.
16 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Commercial Receivables – 0.4%
$500,000	FCC Financing Subsidiary, LLC, Series 2010-1A, Class B(b) (i) (k)	NR	12.250%	03/31/2017	N/A	$510,350
400,000	Leaf II Receivables Funding, LLC, Series 2010-4, Class D(a) (b)	NR	5.000%	01/20/2019	01/20/13 @ 100	371,080
						881,430

	Credit Cards – 1.1%
2,255,205	Citi Holdings Liquidating Unrated Performing Assets, Series 2012-BIZ,
	Class A(b) (e) (l)	NR	0.000%	–	N/A	1,630,491
500,000	LCP Rights Trust, Series 2010-1, Class G	NR	11.710%	09/18/2018	N/A	495,293
200,000	LCP Rights Trust, Series 2010-1, Class H	NR	14.560%	09/18/2018	N/A	198,574
400,000	LCP Rights Trust, Series 2010-1, Class I	NR	18.290%	09/18/2018	N/A	399,204
						2,723,562

	Financial – 0.0%***
32,577	Blue Falcon, Series A-2(b)	NR	3.211%	12/25/2016	N/A	32,352

	Insurance – 2.3%
500,000	321 Henderson Receivables I, LLC, Series 2008-1A, Class B(b)	AA	8.370%	01/15/2046	02/15/28 @ 100	617,255
500,000	321 Henderson Receivables I, LLC, Series 2008-1A, Class C(b)	A	9.360%	01/15/2048	07/15/29 @ 100	643,185
500,000	321 Henderson Receivables I, LLC, Series 2008-1A, Class D(b)	BBB	10.810%	01/15/2050	05/15/31 @ 100	651,595
378,400	Insurance Note Capital Term, Series 2005-1R1A(b) (i)	A-	0.529%	06/09/2033	N/A	349,487
1,141,535	Northwind Holdings, LLC, Series 2007-1A, Class A1(b) (i)	A	1.091%	12/01/2037	N/A	907,143
2,571,119	Structured Asset Receivables Trust, Series 2005-1A, Class CTFS(a) (b) (i)	CCC	0.819%	01/21/2015	N/A	2,391,141
						5,559,806

	Media – 0.7%
500,000	Adams Outdoor Advertising LP, Series 2010-1, Class B(a) (b)	Ba2	8.836%	12/20/2040	N/A	539,167
1,100,000	Adams Outdoor Advertising LP, Series 2010-1, Class C(a) (b)	B3	10.756%	12/20/2040	N/A	1,190,627
						1,729,794

	Other – 0.6%
1,354,157	Glenn Pool Oil & Gas Trust(d)	NR	6.000%	08/02/2021	N/A	1,413,184

	Student Loans – 0.1%
297,512	MRU Student Loan Trust, Series 2008-A, Class A1A(b) (k)	NR	7.400%	01/25/2041	N/A	220,340

	Timeshare – 0.6%
933,188	Diamond Resorts Owner Trust, Series 2009-1, Class A(a) (b)	A	9.310%	03/20/2026	11/20/13 @ 100	980,366
229,426	Silverleaf Finance, LLC, Series 2010-A, Class B(b)	BBB	8.000%	07/15/2022	09/15/15 @ 100	235,145
158,006	Silverleaf Finance, LLC, Series 2011-A, Class A(b)	NR	9.000%	06/15/2023	N/A	156,969
						1,372,480

	Transportation – 9.5%
12,379,294	Aerco Ltd., Series 2A, Class A3 (Jersey)(a) (b) (i)	BB-	0.668%	07/15/2025	N/A	8,913,092
14,899,081	Airplanes Pass-Through Trust, Series 2001-1A, Class A9(a) (i)	CCC	0.758%	03/15/2019	N/A	7,151,559
3,609,070	Aviation Capital Group Trust, Series 2003-2A, Class B1(a) (b) (i)	BB	3.208%	09/20/2033	N/A	2,706,802
1,748,463	Babcock & Brown Air Funding I Ltd., Series 2007-1A, Class G1 (Bermuda)(b) (i)	BBB-	0.542%	11/14/2033	N/A	1,468,709
1,359,915	Babcock & Brown Air Funding I Ltd., Series 2007-1X, Class G1 (Bermuda)(b) (i)	BBB+	0.542%	11/14/2033	N/A	1,142,329
605,607	Blade Engine Securitization Ltd., Series 2006-1A, Class B (Cayman Islands)(b) (i)	BB+	3.208%	09/15/2041	N/A	454,489
24,811	Castle Trust, Series 2003-1AW, Class A1(b) (i)	AA	0.958%	05/15/2027	N/A	22,951
490,220	Raspro Trust, Series 2005-1A, Class G(b) (i)	A	0.779%	03/23/2024	N/A	414,236
768,773	Vega Containervessel PLC, Series 2006-1A, Class A (Ireland)(a) (b)	Ba3	5.562%	02/10/2021	N/A	738,022
						23,012,189

See notes to financial statements.
GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 17

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Trust Preferred Stocks – 1.5%
$6,000,000	Attentus CDO Ltd., Series 2007-3A, Class A1B (Cayman Islands)(b) (i)	AA-	0.607%	10/11/2042	N/A	$3,604,980

	Total Asset Backed Securities – 46.4%
	(Cost $108,206,182)					112,449,321

	Collateralized Mortgage Obligations – 5.4%
	Commercial Mortgage Backed Securities – Non-Traditional – 0.8%
2,098,608	Ciena Capital, LLC, Series 2006-AA, Class A(b) (i)	CCC+	0.448%	10/20/2038	N/A	1,367,233
636,702	Ciena Capital, LLC, Series 2007-AA, Class A(b) (i)	CCC+	0.608%	10/20/2040	N/A	400,027
						1,767,260

	Commercial Mortgage Backed Securities – Traditional – 1.3%
400,000	Bank of America Merrill Lynch-DB Trust, Series 2012-OSI, Class D(b)	Baa3	6.786%	04/13/2029	N/A	421,231
2,600,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class AM(a) (e) (i)	B+	6.003%	–	N/A	2,585,047
						3,006,278

	Residential Mortgage Backed Securities – 3.3%
108,959	Accredited Mortgage Loan Trust, Series 2006-2, Class A3(i)	BB	0.358%	09/25/2036	N/A	99,294
80,572	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AB4, Class A1A(i)	D	6.005%	10/25/2036	12/25/20 @ 100	55,912
436,715	GSAA Trust, Series 2007-5, Class 1F2A(i)	CCC	5.788%	03/25/2047	12/25/28 @ 100	326,269
614,442	IndyMac Index Mortgage Loan Trust, Series 2006-AR9, Class 3A1(i)	CCC	4.897%	06/25/2036	07/25/20 @ 100	576,806
197,985	New Century Home Equity Loan Trust, Series 2004-A, Class AII9(i)	B	4.966%	08/25/2034	05/25/20 @ 100	197,003
6,117,692	Nomura Resecuritization Trust, Series 2012-1R, Class A(a) (b) (i)	NR	0.651%	08/27/2047	N/A	5,352,980
853,197	TBW Mortgage Backed Pass-Through Certificates, Series 2006-6, Class A3(m)	D	5.750%	01/25/2037	02/25/21 @ 100	518,250
1,988,230	TBW Mortgage Backed Pass-Through Certificates, Series 2006-6, Class A5B(m)	D	6.040%	01/25/2037	02/25/21 @ 100	1,139,892
						8,266,406

	Total Collateralized Mortgage Obligations – 5.4%
	(Cost $12,201,319)					13,039,944

	Term Loans – 17.5%(n)
	Aerospace & Defense – 0.0%
98,521	API Technologies Corp.(d) (i)	B	8.750%	06/27/2016	N/A	97,043

	Automotive – 0.4%
250,000	Fleetpride(i)	CCC+	9.250%	05/15/2020	N/A	245,833
119,700	Keystone Automotive Operations, Inc.(i)	Caa2	9.750%	03/30/2016	N/A	120,897
520,000	Navistar, Inc.(i)	B+	7.000%	08/16/2017	N/A	522,444
						889,174

	Brokerage – 0.0%
80,000	AmWins Group, Inc.(i)	CCC+	9.250%	12/07/2019	N/A	81,000

	Consumer Products – 0.5%
148,125	Targus Group International, Inc.(i)	B	11.000%	05/04/2016	N/A	149,977
950,000	Transtar Industries(i)	CCC+	9.750%	10/02/2019	N/A	953,562
						1,103,539

	Consumer Service – 2.6%
850,000	Endurance International(i)	B	6.250%	11/06/2019	N/A	849,647
1,100,000	Endurance International(i)	CCC+	10.250%	11/06/2019	N/A	1,100,000
1,550,375	Fly Funding II(i)	BBB-	6.750%	08/07/2018	N/A	1,561,360
250,000	GCA Services Group, Inc.(i)	B	5.250%	10/11/2019	N/A	249,895

See notes to financial statements.
18 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Consumer Service continued
$400,000	GCA Services Group, Inc.(i)	CCC+	9.250%	10/11/2020	N/A	$398,000
98,750	Nab Holdings, LLC(i)	BB+	7.000%	04/24/2018	N/A	99,738
145,833	Redprairie Corp.(i)	B+	6.000%	07/31/2018	N/A	146,380
2,070,000	Travelport Holdings Ltd.(i)	B+	4.860%	08/21/2015	N/A	1,970,195
						6,375,215

	Diversified Manufacturing – 0.9%
1,040,000	CPM Holdings(i)	B+	6.250%	08/16/2017	N/A	1,050,400
530,000	CPM Holdings(i)	B	10.250%	08/16/2018	N/A	535,962
510,125	Panolam Industries(d)	B+	7.250%	08/22/2017	N/A	508,850
						2,095,212

	Electric – 0.3%
700,000	Astoria Generating Co. Acquisitions(i)	B	8.500%	10/26/2017	N/A	702,845

	Entertainment – 0.6%
1,338,157	Bushnell, Inc.(i)	B	5.750%	08/24/2015	N/A	1,338,993
114,750	CKX Entertainment, Inc.(i)	B+	9.000%	06/21/2017	N/A	99,546
						1,438,539

	Food & Beverage – 1.5%
2,500,000	Advance Pierre Foods(i)	CCC+	9.500%	10/02/2017	N/A	2,562,500
950,000	Arctic Glacier(i)	B	8.500%	07/27/2018	N/A	961,875
						3,524,375

	Gaming – 0.6%
1,150,000	Jacobs Entertainment(i)	BB-	6.250%	10/26/2018	N/A	1,137,063
378,667	Rock Ohio Caesars, LLC(i)	BB-	8.500%	08/11/2017	N/A	389,553
						1,526,616

	Gas Distributor – 0.7%
1,650,000	MRC Global, Inc.(i)	B+	6.250%	10/24/2019	N/A	1,658,250

	Health Care – 1.4%
850,000	Ardent Health Services, Inc.(i)	B+	6.750%	05/19/2018	N/A	857,085
2,500,000	One Call Medical, Inc.(i)	B+	7.000%	08/22/2019	N/A	2,512,500
98,750	Plato, Inc.(i)	BB-	7.500%	05/07/2018	N/A	98,256
						3,467,841

	Insurance – 0.2%
400,000	Confie Seguros(i)	B-	6.500%	11/08/2018	N/A	397,750
150,000	Cunningham(i)	B3	9.250%	04/18/2020	N/A	152,437
						550,187

	Oil Field Services – 0.4%
550,000	P2 Energy(i)	CCC+	10.000%	05/20/2019	N/A	544,500
500,000	Shelf Drilling Holding Ltd.(d) (i)	B+	7.250%	12/31/2018	N/A	500,000
						1,044,500

	Other Financials – 0.2%
150,000	Flexera Software, Inc.(i)	B	11.000%	09/30/2018	N/A	152,156
400,000	Homeward Residential Holdings, Inc.(i)	B+	8.250%	08/07/2017	N/A	401,000
						553,156

	Other Industrials – 0.1%
286,257	Sirva Worldwide, Inc.(d) (i)	B	10.750%	03/31/2016	N/A	291,266

See notes to financial statements.
GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 19

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

		Expiration	Exercise
Contracts	Options Purchased	Month	Price			Value

	Pharmaceuticals – 0.6%
$176,087	Harvard Drug(i)	B+	4.750%	10/04/2019	N/A	$177,187
1,173,913	Harvard Drug(i)	B+	6.000%	10/04/2019	N/A	1,181,250
						1,358,437

	Railroad – 0.1%
198,990	Helm Financial Corp.(i)	NR	6.250%	06/01/2017	N/A	199,114

	Retail – 1.7%
150,000	Asurion Corp.(i)	BB-	11.000%	09/02/2019	N/A	159,675
2,244,375	Blue Coat Systems(i)	BB-	5.750%	02/15/2018	N/A	2,257,011
546,949	Deb Store Holdings, LLC(d) (i) (k) (o)	CCC+	12.500%	10/11/2016	N/A	546,949
250,000	Guitar Center, Inc.(i)	B-	5.620%	04/09/2017	N/A	240,157
149,625	HD Supply(i)	B+	7.250%	10/05/2017	N/A	154,044
750,000	Ollies Holdings, Inc.(i)	B	6.250%	09/27/2019	N/A	750,000
						4,107,836

	Technology – 3.1%
107,041	Aspect Software(i)	B	7.000%	05/07/2016	N/A	105,569
130,000	Ceridian Corp.(i)	B-	5.960%	05/09/2017	N/A	130,109
650,000	Deltek Systems(i)	CCC+	10.000%	10/04/2018	N/A	662,188
1,300,000	Deltek, Inc.(i)	B+	6.000%	10/04/2018	N/A	1,312,350
619,286	Entrust, Inc.(i)	B3	6.250%	11/02/2019	N/A	616,189
280,714	Entrust Ltd.(Canada)(i)	B3	6.250%	11/02/2019	N/A	279,311
500,000	IPC Information Systems, Inc.(i)	B-	7.750%	07/31/2017	N/A	493,750
500,000	Magic Newco LLC(i)	CCC+	12.000%	06/06/2019	N/A	513,750
1,640,000	Mmodal, Inc.(i)	BB-	6.750%	08/15/2019	N/A	1,627,700
1,350,000	Wall Street Systems Delaware, Inc.(i)	B2	5.750%	10/24/2019	N/A	1,349,156
450,000	Wall Street Systems Delaware, Inc.(i)	Caa2	9.250%	04/24/2020	N/A	452,250
						7,542,322

	Transportation – 0.9%
36,528	Carey International, Inc.(d) (i) (k)	Caa3	9.000%	01/25/2014	N/A	18,264
600,000	Evergreen Tank Solutions, Inc.(i)	B-	9.500%	09/26/2018	N/A	600,000
265,654	Global Aviation Holdings, Inc.(d) (i)	NR	9.490%	12/31/2012	N/A	264,989
1,000,000	Sabre Corp.(i)	B	7.250%	12/29/2017	N/A	1,013,125
259,314	Sabre, Inc.(i)	B	5.960%	09/30/2017	N/A	260,612
						2,156,990

	Wireless – 0.5%
1,296,750	Zayo Group LLC(i)	B	5.250%	07/02/2019	N/A	1,308,278

	Wire Lines – 0.2%
498,679	Avaya, Inc.(i)	B1	4.810%	10/26/2017	N/A	438,214

	Total Term Loans – 17.5%
	(Cost $41,699,117)					42,509,949

See notes to financial statements.
20 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

Number
of Shares	Description	Value

	Common Stock – 0.1%
	Retail – 0.1%
9,389	Deb Store Holdings, LLC(d) (k) (p)	$125,070
	(Cost $125,069)

	Preferred Stocks – 3.0%
	Diversified Financial Services – 1.8%
800	Ares VIII CLO Ltd. (Cayman Islands)(a) (b) (i) (l) (p)	455,925
500	Falcons Funding Trust I, 8.875% (b) (i)	520,344
5,200	GSC Partners CDO Fund Ltd. V / GSC Partners CDO Fund Corp. (Cayman Islands)(a) (b) (l) (p)	2,221,466
2,100,000	Whitehorse II Ltd., Series 2005-2A(b) (l) (p)	1,050,000
		4,247,735

	Insurance – 0.2%
20,000	Aegon NV, 6.380% (Netherlands)(a)	508,000
3,800	ING Groep NV, 7.050% (Netherlands)(a)	94,924
		602,924

	Telecommunications – 0.5%
1,000	Centaur Funding Corp., 9.080% (Cayman Islands)(b)	1,253,125

	Transportation – 0.5%
40,000	Seaspan Corp., Series C, 9.500% (Marshall Islands)	1,102,000

	Total Preferred Stocks – 3.0%
	(Cost $6,493,563)	7,205,784

	Exchange Traded Funds – 20.4%
50,900	Consumer Discretionary Select Sector SPDR Fund(q)	2,419,277
59,200	Health Care Select Sector SPDR Fund(q)	2,382,208
37,400	iShares Dow Jones US Real Estate Index Fund(q)	2,379,762
45,460	iShares MSCI Spain Index Fund	1,314,703
154,500	iShares Russell 2000 Index Fund(q)	12,685,995
131,600	SPDR S&P 500 ETF Trust(q)	18,695,096
13,300	SPDR S&P MidCap 400 ETF Trust(q)	2,425,255
19,000	SPDR S&P Retail ETF(q)	1,202,130
82,700	Technology Select Sector SPDR Fund(q)	2,409,051
100,700	Utilities Select Sector SPDR Fund(q)	3,556,724
	(Cost $48,743,676)	49,470,201

	Warrants – 0.0%
	Engineering & Construction – 0.0%
1,050	Alion Science and Technology Corp., expiring 03/15/2017 (d) (k) (p)	–
	(Cost $10)

	Total Long-Term Investments – 147.3%
	(Cost $345,947,751)	356,969,113

See notes to financial statements.
GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 21

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

		Expiration	Exercise
Contracts	Options Purchased	Month	Price	Value
	Call Options Purchased – 0.4%
10,479	Financial Select Sector SPDR Fund (p)	January 2013	$16.00	$246,256
2,099	iShares MSCI Spain Index Fund (p) (q)	January 2013	$26.00	624,453
1,212	Proshares UltraShort 20+ Year Treasury (p) (q)	March 2013	$64.00	67,872
440	Proshares UltraShort 20+ Year Treasury (p) (q)	March 2013	$64.00	97,900
1,092	Proshares UltraShort 20+ Year Treasury (p) (q)	March 2013	$72.00	80,262
664	Proshares UltraShort 20+ Year Treasury (p) (q)	March 2013	$84.00	11,952
	(Cost $1,364,573)			1,128,695

Number
of Shares	Description			Value
	Money Market Fund – 0.4%
886,723	Dreyfus Treasury Prime Cash Management Institutional Shares			886,723
	(Cost $886,723)

	Total Investments – 148.1%
	(Cost $348,199,047)			358,984,531
	Liabilities in excess of Other Assets – (1.3%)			(3,148,625)
	Total Value of Options Written – (1.5%) (Premiums received – $2,520,034)			(3,591,000)
	Borrowings – (19.4% of Net Assets or 13.1% of Total Investments)			(47,098,955)
	Reverse Repurchase Agreements – (25.9%)			(62,796,569)

	Net Assets – 100.0%			$242,349,382

AB – Stock Company

AMBAC – Insured by Ambac Assurance Corporation

CBO – Collateralized Bond Obligation

CDO – Collateralized Debt Obligation

CLO – Collateralized Loan Obligation

LLC – Limited Liability Company

LP – Limited Partnership

N/A- Not Applicable

NV – Publicly Traded Company

PLC – Public Limited Company

Pty – Proprietary

SA – Corporation

S&P – Standard & Poor’s

SAB de CV – Publicly Traded Company

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates. All optional call provisions are unaudited.

(a)
All or a portion of these securities have been physically segregated in connection with borrowings, unfunded commitments and reverse repurchase agreements. As of November 30, 2012, the total amount segregated was $138,085,309.

(b)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2012, these securities amounted to $186,983,469, which represents 77.2% of net assets.

(c)	Non-income producing as security is in default.

(d)	Illiquid security.

(e)	Security is perpetual and, thus does not have a predetermined maturity date.

(f)	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.

(g)
The issuer of this security will accrue interest on the secured note at a rate of 12% per annum and will make interest payments as follows: (1) 10% in cash and (2) 2% payment-in-kind shares on the secured note.

See notes to financial statements.
22 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

(h)
The issuer of this security may elect to pay interest entirely in cash, entirely by payment-in-kind shares by increasing the principal amount or issuing new notes equal to such payment-in-kind interest, or pay 50% of the interest in cash and 50% payment-in-kind.

(i)	Floating or variable rate coupon. The rate shown is as of November 30, 2012.

(j)	Paid-in-kind toggle note. The issuer in each interest period has the option to pay interest in cash or to issue payment-in-kind shares of the note.

(k)
Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees and is based, in part on significant unobservable inputs. The total market value of such securities is $4,345,868 which represents 1.8% of net assets.

(l)	Security has no stated coupon. However, it is expected to receive residual cashflow payments on deal defined payment dates.

(m)	Security is a “Step up” bond where the coupon increases or steps up at a predetermined date. The rate shown reflects the rate in effect at the end of the reporting period.

(n)
Term loans held by the Fund have a variable interest rate feature which is periodically adjusted based on an underlying interest rate benchmark. In addition, term loans may include mandatory and/or optional prepayment terms. As a result, the actual maturity dates of the loan may be different than the amounts disclosed in the portfolios of investments. Term loans may be considered restricted in that the Fund may be contractually obligated to secure approval from the Agent Bank and/or Borrower prior to the sale or disposition of loan.

(o)	The issuer of this security will accrue interest at a rate of 12.5% per annum and will make interest payments as follows: (1) 6.0% in payment-in-kind interest and (2) 6.5% in cash.

(p)	Non-income producing security.

(q)	All or a portion of this security is segregated as collateral (or as potential collateral for future transactions) for written options.

Contracts
(100 shares		Expiration	Exercise
per contract)	Options Written – (1.5%) (a)	Month	Price	Value

	Call Options Written – (0.9%)
509	Consumer Discretionary Select Sector SPDR Fund	December 2012	$45.00	$(130,813)
592	Health Care Select Sector SPDR Fund	December 2012	39.00	(80,512)
374	iShares Dow Jones US Real Estate Index Fund	December 2012	62.00	(67,881)
354	iShares MSCI Spain Index Fund	January 2013	29.00	(23,895)
1,545	iShares Russell 2000 Index Fund	December 2012	77.00	(818,077)
1,316	SPDR S&P 500 ETF Trust	December 2012	138.00	(634,970)
133	SPDR S&P Midcap 400 ETF Trust	December 2012	176.00	(91,105)
190	SPDR S&P Retail ETF	December 2012	61.00	(49,685)
827	Technology Select Sector SPDR Fund	December 2012	28.00	(101,721)
1,007	Utilities Select Sector SPDR Fund	December 2012	36.00	(11,581)

	Total Value of Call Options Written
	Premiums received ($739,633)			$(2,010,240)

	Put Options Written (0.6%)
4,368	Proshares UltraShort 20+ Year Treasury	January 2013	$60.00	$(222,768)
1,212	Proshares UltraShort 20+ Year Treasury	March 2013	60.00	(104,232)
440	Proshares UltraShort 20+ Year Treasury	March 2013	62.00	(198,000)
664	Proshares UltraShort 20+ Year Treasury	March 2013	76.00	(1,055,760)

	Total Value of Put Options Written
	Premiums received ($1,780,401)			$(1,580,760)

	Total Value of Options Written – (1.5%)
	Premiums Received ($2,520,034)			$(3,591,000)

(a) Non-income producing security.

See notes to financial statements.
GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 23

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2012

Assets
Investments in securities, at value (cost $348,199,047)	$358,984,531
Receivable for securities sold	4,218,429
Interest receivable	3,457,074
Cash	2,618,401
Unrealized appreciation on swaps	653,998
Fund shares sold receivable	570,600
Restricted cash	280,000
Dividends receivable	9,392
Other assets	7,420
Total assets	370,799,845
Liabilities
Reverse repurchase agreements	62,796,569
Borrowings	47,098,955
Payable for securities purchased	14,138,749
Options written, at value (premiums received of $2,520,034)	3,591,000
Advisory fee payable	285,948
Interest due on borrowings	157,203
Offering costs payable	147,424
Unrealized depreciation on unfunded commitments	53,778
Administration fee payable	6,937
Accrued expenses and other liabilities	173,900
Total liabilities	128,450,463
Net Assets	$242,349,382

Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 12,083,047 shares issued and outstanding	$120,830
Additional paid-in capital	224,763,376
Accumulated net realized gain on investments, options, and swaps	8,168,784
Accumulated net unrealized appreciation on investments, options, swaps and unfunded commitments	10,314,738
Distributions in excess of net investment income	(1,018,346)

Net Assets	$242,349,382

Net Asset Value (based on 12,083,047 common shares outstanding)	$20.06

See notes to financial statements.
24 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS For the six months ended November 30, 2012 (Unaudited)	November 30, 2012

Investment Income
Interest	$11,474,318
Dividends	404,737
Total income		$11,879,055

Expenses
Investment advisory fee	1,600,660
Interest expense	792,826
Fund accounting fee	69,137
Professional fees	66,571
Custodian fee	45,735
Administration fee	39,534
Printing expense	37,580
Trustees’ fees and expenses	36,289
NYSE listing fee	12,078
Insurance	11,209
Transfer agent fee	9,969
Miscellaneous	10,571
Total expenses		2,732,159
Net investment income		9,146,896

Realized and unrealized gain (loss) on investments, options, swaps and unfunded commitments
Net realized gain (loss) on:
Investments		3,952,187
Options		(739,388)
Swaps		411,823
Net change in unrealized appreciation (depreciation) on:
Investments		8,517,675
Options		(458,324)
Swaps		289,083
Unfunded commitments		(18,888)
Net realized and unrealized gain on investments, options, swaps and unfunded commitments		11,954,168

Net Increase in Net Assets Resulting from Operations		$21,101,064

See notes to financial statements.
GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 25

STATEMENT OF CHANGES IN NET ASSETS	November 30, 2012

	For the
	Six Months Ended	For the
	November 30, 2012	Year Ended
	(unaudited )	May 31, 2012

Increase in Net Assets Resulting from Operations
Net investment income	$9,146,896	$17,747,405
Net realized gain on investments, options and swaps	3,624,622	3,754,294
Net change in unrealized appreciation (depreciation) on investments, options, swaps and unfunded commitments	8,329,546	(14,267,555)
Net increase in net assets resulting from operations	21,101,064	7,234,144

Distributions to Common Shareholders
From and in excess of net investment income	(10,564,685)	(18,230,024)

Capital Share Transactions
Net proceeds from common shares issued through at-the-market and underwritten offerings	24,203,192	30,038,405
Reinvestment of dividends	410,964	1,158,565
Common share offering costs charged to paid-in capital	(147,424)	(187,622)
Net increase from capital share transactions	24,466,732	31,009,348
Total increase in net assets	35,003,111	20,013,468

Net Assets
Beginning of period	207,346,271	187,332,803
End of period (including accumulated undistributed net investment income of $(1,018,346) and $399,443, respectively)	$242,349,382	$207,346,271

See notes to financial statements.
26 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS For the six months ended November 30, 2012 (Unaudited)	November 30, 2012

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$21,101,064

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used by Operating and Investing Activities:
Net unrealized depreciation on investments	(8,517,675)
Net unrealized depreciation on options	458,324
Net unrealized depreciation on swaps	(289,083)
Net unrealized appreciation on unfunded commitments	18,888
Net realized gain on investments	(3,952,187)
Net realized gain on options	739,388
Net accretion of bond discount and amortization of bond premium	(2,376,669)
Paydowns received	(1,415,172)
Purchase of long-term investments	(312,029,893)
Net increase in premiums on written options	1,033,557
Proceeds from sale of long-term investments	244,291,682
Net sales of short-term investments	16,879,379
Decrease in dividends receivable	3,277
Increase in interest receivable	(1,210,496)
Increase in securities sold receivable	(3,568,201)
Increase in fund shares sold receivable	(570,600)
Decrease in other assets	78,232
Increase in payable for securities purchased	10,291,874
Increase in interest due on borrowings	50,713
Increase in advisory fee payable	37,383
Increase in administration fee payable	710
Increase in offering costs payable	147,424
Decrease in accrued expenses and other liabilities	(7,384)
Net Cash Used by Operating and Investing Activities	(38,805,465)

Cash Flows From Financing Activities:
Net proceeds from the issuance of common shares	24,203,192
Distributions to common shareholders	(10,153,721)
Increase in reverse repurchase agreements	9,553,528
Proceeds from borrowings	21,500,000
Payments made on borrowings	(5,000,000)
Net Cash Provided in Financing Activities	40,102,999
Net increase in cash	1,297,534
Cash at Beginning of Period (including restricted cash)	1,600,867
Cash at End of Period (including restricted cash)	$2,898,401
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$529,133
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$410,964
Supplemental Disclosure of Non Cash Operating Activity: Options assigned during the period	$1,597,527
Supplemental Disclosure of Non Cash Operating Activity: Additional principal received on payment-in-kind bonds	$30,783

See notes to financial statements.
GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 27

FINANCIAL HIGHLIGHTS	November 30, 2012

Per share operating performance for a common share outstanding throughout the period	For the Six Months Ended November 30, 2012 (unaudited)		For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the period July 27, 2007* through May 31, 2008
Net asset value, beginning of period	$19.00		$20.11	$17.56	$12.42	$17.52	$19.10	(b)
Income from investment operations
Net investment income (a)	0.80		1.80	1.94	1.76	1.06	0.79
Net realized and unrealized gain (loss) on investments, options, futures, swaps and unfunded commitments	1.18		(1.06)	2.49	5.23	(4.31)	(0.99)
Total from investment operations	1.98		0.74	4.43	6.99	(3.25)	(0.20)
Common share offering expenses charged to paid-in-capital	—		—	—	—	—	(0.04)
Distributions to Common Shareholders
From and in excess of net investment income	(0.92)		(1.85)	(1.88)	(1.85)	(1.36)	(0.98)
Return of capital	—		—	—	—	(0.49)	(0.36)
Total distributions	(0.92)		(1.85)	(1.88)	(1.85)	(1.85)	(1.34)
Net asset value, end of period	$20.06		$19.00	$20.11	$17.56	$12.42	$17.52
Market value, end of period	$20.65		$21.08	$22.32	$17.46	$11.53	$16.78
Total investment return (c)
Net asset value	10.62%		4.09%	26.14%	59.06%	-18.37%	-1.40%
Market value	2.50%		3.81%	40.85%	70.37%	-19.51%	-9.41%

Ratios and supplemental data
Net assets, applicable to common shareholders, end of period (in thousands)	$242,349		$207,346	$187,333	$161,783	$113,076	$159,509
Ratios to Average Net Assets applicable to Common Shares:
Total expenses, excluding interest expense (d)	1.72	%(e)	1.78%	1.85%	1.98%	2.06%	1.72	%(e)
Total expenses, including interest expense (d)	2.42	%(e)	2.55%	2.69%	2.97%	3.25%	3.36	%(e)
Net investment income, including interest expense	8.12	%(e)	9.45%	10.20%	11.30%	7.84%	5.08	%(e)
Portfolio turnover (f)	77%		112%	64%	67%	58%	210%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$109,896		$83,842	$80,670	$69,117	$31,085	$76,016
Asset coverage per $1,000 of indebtedness (g)	$3,205		$3,473	$3,322	$3,341	$4,638	$3,098

*	Commencement of operations.

(a)	Based on average shares outstanding during the period.

(b)	Before deduction of offering expenses charged to capital.

(c)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)
The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.05% for the six months ended November 30, 2012, 0.04% for the year ended May 31, 2012, 0.03% for the year ended May 31, 2011, 0.05% for the year ended May 31, 2010, 0.08% for the year ended May 31, 2009, and 0.04% for the period ended May 31, 2008.

(e)	Annualized.

(f)	Portfolio turnover is not annualized for periods of less than one year.

(g)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.
28 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	November 30, 2012

Note 1 – Organization:
Guggenheim Strategic Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on November 13, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation.

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Preferred stocks are valued at their sales price as of the close of the exchange on which they are traded. Preferred stocks for which the last sales price is not available are valued at the last available bid price. Debt securities (including asset-backed securities, collateralized mortgage obligations and term loans) are valued at the last available bid price. If bids are not available, debt securities are estimated using valuation models that incorporate market data that may include assumptions relating to current yields, timing of cash flows, dealer quotes, prepayment risk, value of underlying collateral, general market conditions, liquidity and prices of other debt securities with comparable coupon rates, maturities/duration, and credit quality. Municipal bonds are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Foreign securities are translated from the local currency into U.S. dollars using the current exchange rate. The Fund’s securities that are primarily traded in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of common shares have no ability to trade common shares on the NYSE. Exchange traded funds are valued at the last sales price or official closing price on the exchange where the security is principally traded. Investment companies are valued at the last available closing price. The Fund values exchange-traded options and other derivative contracts at the mean of the best bid and asked prices at the close on those exchanges on which they are traded. Swaps are valued daily by independent pricing services or dealers using the mid price. Short-term securities with remaining maturities of 60 days or less, at the time of purchase, are valued at amortized cost, which approximates market value. The Fund values money market funds at net asset value.

For fixed income securities, fair valuations may include input from Guggenheim Partners Investment Management, LLC (“GPIM”) utilizing a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity, rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. GPIM also uses third party service providers to model certain securities using cash flow models to represent a fair market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investments, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, stale priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.” Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuation. Level 1 valuations are those based up quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuations).

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. In addition, the Fund values certain Level 2 fixed income securities using broker quotes. The Fund values Level 2 equity securities using various observable market inputs as described above.

GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2012

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy at November 30, 2012.

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Corporate Bonds	$—	$132,169	$—	$132,169
Asset Backed Securities	—	—	—	—
Automobile	—	44	—	44
Collateralized Debt
Obligations	—	15,447	390	15,837
Collateralized Loan
Obligations	—	53,483	2,535	56,018
Commercial
Receivables	—	371	510	881
Credit Cards	—	2,724	—	2,724
Financial	—	32	—	32
Insurance	—	5,560	—	5,560
Media	—	1,730	—	1,730
Other	—	1,413	—	1,413
Student Loans	—	—	220	220
Timeshare	—	1,373	—	1,373
Transportation	—	23,012	—	23,012
Trust Preferred Stocks	—	3,605	—	3,605
Collateralized Mortgage
Obligations	—	13,040	—	13,040
Term Loans:
Aerospace & Defense	—	97	—	97
Automotive	—	889	—	889
Brokerage	—	81	—	81
Consumer Products	—	1,104	—	1,104
Consumer Services	—	6,375	—	6,375
Diversified
Manufacturing	—	2,095	—	2,095
Electric	—	703	—	703
Entertainment	—	1,439	—	1,439
Food & Beverages	—	3,524	—	3,524
Gaming	—	1,527	—	1,527
Gas Distributor	—	1,658	—	1,658
Health Care	—	3,468	—	3,468
Insurance	—	550	—	550
Oil Field Services	—	1,045	—	1,045
Other Financials	—	553	—	553
Other Industrials	—	291	—	291
Pharmaceuticals	—	1,359	—	1,359
Railroad	—	199	—	199
Retail	—	3,561	547	4,108
Technology	—	7,542	—	7,542
Transportation	—	2,139	18	2,157
Wireless	—	1,308	—	1,308
Wire Lines	—	438	—	438
Common Stock	—	—	125	125
Preferred Stock:
Diversified Financial
Services	—	4,248	—	4,248
Insurance	603	—	—	603
Telecommunications	—	1,253	—	1,253
Transportation	1,102	—	—	1,102
Exchange Traded Funds	49,470	—	—	49,470
Warrants	—	—	–*	–	*
Options Purchased	1,128	—	—	1,128
Money Market Fund	887	—	—	887
Interest Rate Swaps	—	821	—	821
Total	$53,190	$302,270	$4,345	$359,805

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Liabilities:
Credit Default Swaps	$—	$167	$—	$167
Options Written	3,591	—	—	3,591
Unfunded Commitments	—	54	—	54
Total	$3,591	$221	$—	$3,812

* Market value is less than minimum amount disclosed.

During the six months ended November 30, 2012, there were no transfers between Level 1 and Level 2.

There were two transfers from Level 3 to Level 2 for the asset backed securities during the six months ended November 30, 2012, due to the availability of market price information at the period end for each respective security. A transfer in the amount of $454,986 for Blade Engine Securitization Ltd. and $355,770 for Insurance Note Capital Term.

There were three transfers from Level 2 to Level 3 for the asset backed securities during the six months ended November 30, 2012 due to the lack of an available market price at period end for each respective security. A transfer in the amount of $389,895 for Diversified Asset Securitization Holdings II LP, $2,535,000 for Marathon CLO II Ltd. and $220,340 for MRU Student Loan Trust.

With regards to the Level 3 securities:
The Fund received the Alion Science and Technology Corp. Warrants, which have a penny per share exercise price, as part of the purchase of Alion Science and Technology 12% corporate bonds which mature on November 1, 2014. The company has two bonds outstanding with the longer dated of the two bonds trading at a distressed level. The warrant and the underlying stock of the company are both unlisted securities. As a result of these factors, the Fund is assigning a price of $0.00 to the warrants. If the warrants begin trading on an exchange, the price of the warrants could increase.

FCC Financing Subsidiary, LLC, Series 2010-1A is a mezzanine tranche of a securitization of asset based loans managed by First Capital Corporation. The security pays a coupon rate of 12.25%. The current price of $102.07 reflects the high coupon offset by the lack of liquidity and investor knowledge in the name and investor reluctance to pay high premiums for less liquid asset backed securities.

Deb Shops Term Loan is a 1st Lien Sr. Secured Term Loan for Deb Shops, a fashion apparel retailer focused on women between the ages 15-29. The current price of $100.00 reflects the high yield of 12.50%, which is based on the small size of the issue ($60mm) and lack of liquidity (only three holders). Because the term loan does not have any call premium a buyer would not be willing to pay above par for the loan.

Deb Shops Common Stock – This is the common equity of Deb Shops. The Fund acquired this common stock in exchange for the cancellation of a portion of our prepetition 1st lien term loan as part of the Company’s exit from Bankruptcy in Q4 2011. Based on the enterprise value multiples of public comparables and giving effect to Deb Shops smaller size, the Fund assigned the price of $13.32 per share at November 30, 2012.

30 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2012

Carey International, Inc. is a provider of chauffeured vehicle services and transportation management and logistics solutions. Based on an EBITDA projection model, the term loan is being priced at $50.00 at November 30, 2012.

Diversified Asset Securitization Holdings II LP, Marathon CLO II Ltd. and MRU Student Loan Trust were all priced using an option adjusted spread model based on broker quotes.

The following table presents the activity for the Fund’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the six months ended November 30, 2012.

Beginning Balance at 5/31/12
Asset Backed Securities	$1,339
Term Loans	545
Common Stock	125
Warrant	–	*
Paydowns Received
Asset Backed Securities	(24)
Term Loans	—
Common Stock	—
Warrant	—
Payment-in-kind Distributions Received
Asset Backed Securities	—
Term Loans	17
Common Stock	—
Warrant	—
Total Realized Gain/Loss
Asset Backed Securities	5
Term Loans	—
Common Stock	—
Warrant	—
Change in Unrealized Gain/Loss
Asset Backed Securities	1
Term Loans	3
Common Stock	—
Warrant	—
Net Purchases:
Asset Backed Securities
Term Loans	—
Common Stock	—
Warrant	—
Sales	—
Transfer In:
Asset Backed Securities	3,145
Term Loans	—
Common Stock	—
Warrant	—
Transfer Out	—
Asset Backed Securities	(811)
Term Loans	—
Common Stock	—
Warrant	—
Ending Balance at 11/30/12
Asset Backed Securities	3,655
Term Loans	565
Common Stock	125
Warrant	–	*
Total Level 3 holdings	$4,345

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the six months ended November 30, 2012, the Fund recognized an increase of interest income and a decrease of net realized gain of $1,415,182. This reclassification is reflected on the Statement of Operations and had no effect on the net asset value of the Fund. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Restricted Cash
A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps and securities purchased on a when issued or delayed delivery basis.

(d) Swaps
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. The line item is removed upon settlement according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(e) Covered Call and Put Options
The Fund will pursue its investment objective by employing an option strategy of writing (selling) covered call options and may, from time to time, buy or sell put options on equity securities and indices. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s common shareholders.

*Market value is less than minimum amount disclosed.
GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2012

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

When a call option is purchased, the Fund obtains the right (but not the obligation) to buy the underlying instrument at the strike price at anytime during the option period. When a put option is purchased, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at the strike price at anytime during the option period. When the Fund purchases an option, an amount equal to the premium paid by the Fund is reflected as an asset and subsequently marked-to-market to reflect the current market value of the option purchased. The maximum exposure the Fund has at risk when purchasing an option is the premium paid. Purchased options are included with Investments on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on purchased options are included with Investments on the Statement of Operations.

(f) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the bid and asked price of respective exchange rates on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions on the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations. There were no foreign currency gains or losses for the six months ended November 30, 2012.

(g) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. To the extent distributions exceed net investment income, the excess will be deemed a return of capital. Any net realized long-term capital gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(h) Recent Accounting Pronouncements
In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”. The update enhances disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds believe the adoption of this ASU will not have a material impact on the financial statements.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”), the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of GPIM, provides personnel including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Investment Adviser. As compensation for these services, the Fund pays the Investment Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement among the Fund, the Investment Adviser and GPIM, GPIM under the supervision of the Fund’s Board of Trustees and the Investment Adviser, provides a continuous investment program for the Fund’s portfolio, provides investment research, makes and executes recommendations for the purchase and sale of securities and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Investment Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Investment Adviser or GPIM. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Under a separate Fund Administration Agreement (the “Administration Agreement”), the Investment Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Investment Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

32 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2012

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the six months ended November 30, 2012, the Fund recognized expenses of $39,534 for these services.

For purposes of calculating the fees payable under the foregoing agreements, “average daily managed assets” means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. “Total assets” means all of the Fund’s assets and is not limited to its investment securities. “Accrued liabilities” means all of the Fund’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Note 4 – Federal Income Taxes:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the components of investments, excluding purchased and written options, and net assets as of November 30, 2012, is as follows:

Cost of			Net Tax	Net Tax
Investments	Gross Tax	Gross Tax	Unrealized	Unrealized
for Tax	Unrealized	Unrealized	Appreciation	Depreciation
Purposes	Appreciation	Depreciation	on Investments	on Derivatives
$348,445,666	$18,823,343	($8,284,478)	$10,538,865	($470,746)

Tax components of the following balances as of May 31, 2012, (the most recent fiscal year for federal income tax purposes) are as follows:

Undistributed Ordinary Income/	Undistributed Long-Term Gains/
(Accumulated Ordinary Loss)	(Accumulated Capital Loss)
$3,706,813	$817,213

The differences between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

For the year ended May 31, 2012, (the most recent fiscal year end for federal income tax purposes) the tax character of distributions paid to common shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from	2012
Ordinary Income	$18,230,024

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:
During the six months ended November 30, 2012, the cost of purchases and proceeds from sales of investments, excluding written options and short-term investments were $312,029,893 and $244,291,682, respectively.

Note 6 – Derivatives:

(a) Covered Call Options and Put Options
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

The Fund entered into written option contracts during the six months ended November 30, 2012.

GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2012

Details of the transactions were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of the period	9,293	$1,486,477
Options written during the period	51,506	6,236,372
Options expired during the period	(12,847)	(838,432)
Options closed during the period	(19,248)	(2,766,856)
Options assigned during the period	(15,173)	(1,597,527)
Options outstanding, end of period	13,531	$2,520,034

(b) Swaps
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each Counterparty, typically contain provisions allowing, absent other considerations, a Counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund does not meet certain collateral requirements or the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre- determined floor. With respect to certain Counterparties, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s Statement of Assets and Liabilities in Restricted cash. Collateral pledged by the Fund is segregated by the Fund’s custodian and is identified in the Fund’s Portfolio of Investments. Collateral can be in the form of cash or securities as agreed to by the Fund and the applicable Counterparty. Collateral requirements are determined based on the Fund’s net position with each Counterparty. The ISDA agreements also contain provisions, absent other conditions, for the Fund to exercise rights, to the extent not otherwise waived, against Counterparties (i.e. decline in a Counterparty’s credit rating below a specified level). Such rights for both the Counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the Counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain Counterparties allow the Fund and Counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

The Fund entered into credit default and interest rate swap agreements during the six months ended November 30, 2012, to potentially enhance return. Details of the swap agreements outstanding as of November 30, 2012, are as follows:

Credit Default Swap Agreements

Upfront
				Implied Credit			Premium	Unrealized
	Reference	Buy/Sell	Termination	Spread at	Notional	Receive	Received	Appreciation/
Counterparty	Entity	Protection	Date	November 30, 2012 (2)	Amount (000s)	Fixed Rate	(Paid)	(Depreciation)
Basket of distinct
Goldman Sachs(1)	corporate entities	Sell	09/20/14	4.06%	$ 3,000	1.180%	$ –	$(166,575)

Interest Rate Swap Agreements

					Unrealized
		Termination	Notional	Receive	Appreciation/
Counterparty	Floating Rate	Date	Amount (000s)	Fixed Rate	(Depreciation)
Goldman Sachs (3)	3 Month LIBOR	01/04/38	$10,000	5.675%	$552,432
Goldman Sachs (3)	3 Month LIBOR	07/07/38	5,000	5.753	268,141
					$820,573
Total Unrealized Appreciation for Swap Agreements					$653,998

(1)
The Fund receives a fixed rate based upon the notional amount of $3 million and if a defined credit event occurs, pays cumulative losses in excess of a stated percentage on an underlying basket of distinct corporate entities. The maximum loss exposure is $3 million.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)	The Fund pays the floating rate and receives the fixed rate.

34 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2012

(c) Summary of Derivatives Information
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities at November 30, 2012.

Statement of Asset and Liability Presentation of
Fair Values of Derivative Instruments (value in $000s):
	Asset Derivatives		Liability Derivatives
	Statement		Statement
	of Assets		of Assets
	and Liabilities		and Liabilities
Primary Risk Exposure	Location	Fair Value	Location	Fair Value
Equity risk	Investments	$1,129	Options Written	$3,591
in securities
Interest rate risk	Unrealized	821	Unrealized	–
	appreciation on		depreciation
	swaps		on swaps
Credit risk	Unrealized	–	Unrealized	167
	appreciation on		depreciation
	swaps		on swaps
Total		$1,950		$3,758

The following table presents the effect of derivatives Instruments on the Statement of Operations for the six months ended November 30, 2012.

Effect of Derivative Instruments on the Statement of Operations:
Amount of Realized Gain (Loss) on Derivatives (value in $000s)
Primary Risk Exposure	Options	Swaps	Total
Equity risk	$(739)	$—	$(739)
Interest rate risk	—	394	394
Credit risk	—	18	18
Total	$(739)	$412	$(327)
Change in Unrealized Appreciation (Depreciation) on Derivatives (value in $000s)
Primary Risk Exposure	Options	Swaps	Total
Equity risk	$(1,307)	$—	$(1,307)
Interest rate risk	—	493	493
Credit risk	—	(204)	(204)
Total	$(1,307)	$289	$(1,018)

Derivative Volume

Swaps:
The Fund decreased the volume of activity in swaps during the six months ended November 30, 2012 with an average notional balance of approximately $18,000,000 during the six months ended November 30, 2012 and an ending notional balance of $18,000,000. During the year ended May 31, 2012, the average notional balance was approximately $22,535,519 and the ending notional balance was $18,000,000.

Note 7 – Leverage:

Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the six months ended November 30, 2012, the average daily balance for which reverse repurchase agreements were outstanding amounted to $55,850,686. The weighted average interest rate was 1.96%. At November 30, 2012, there was $62,796,569 in reverse repurchase agreements outstanding.

At November 30, 2012, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Range of Interest Rates	Range of Maturity Dates	Face Value
Banc of America
Securities LLC	1.46% - 1.96%	12/17/12 – 12/21/12	$11,336,000
Barclays Capital, Inc.	0.92% - 2.13%	12/13/12 – 03/01/13	25,134,332
Citigroup, Inc.	2.01%	01/09/13	220,000
Credit Suisse
Securities LLC	1.85%	01/29/13	615,137
Morgan Stanley
& Co., Inc.	1.40% - 1.55%	12/10/12 – 12/31/12	2,983,193
Nomura	2.44% - 2.97%	12/14/12 – 03/27/13	6,956,000
Royal Bank of
Canada	2.10%	12/26/12	814,217
Royal Bank of
Scotland	0.85% - 2.21%	12/05/12 – 02/22/13	13,664,690
Wells Fargo Bank, Ltd.	1.46% - 1.96%	12/13/12	1,073,000
			$62,796,569

Borrowings
On November 20, 2008, the Fund entered into a $30,000,000 credit facility agreement with an approved counterparty whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. On February 15, 2012, the $30,000,000 revolving credit agreement was increased to $40,000,000 and effective August 27, 2012, it increased again to $50,000,000. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.85%. At November 30, 2012, there was $47,098,955 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the six months ended November 30, 2012, was $38,724,638 with a

GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 35

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2012

related average interest rate of 1.26%. The maximum amount outstanding during the six months ended November 30, 2012 was $47,098,955. As of November 30, 2012, the total value of securities segregated and pledged as collateral in connection with borrowings was $51,452,713.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

Note 8 – Loan Commitments
Pursuant to the terms of certain Term Loan agreements, the Fund held unfunded loan commitments as of November 30, 2012. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of November 30, 2012, the total amount segregated in connection with reverse repurchase agreements and unfunded commitments was $86,632,596. The unrealized depreciation on these commitments of $53,778 as of November 30, 2012 is reported as “Unrealized depreciation on unfunded commitments” on the Statement of Assets and Liabilities.

At November 30, 2012, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

		Unrealized
	Principal	Appreciation/
Borrower	Amount	(Depreciation)
Cequel Communication	$800,000	$—
Clean Harbors	1,750,000	—
Constellation Brands	1,000,000	—
Global Aviation	73,998	(185)
Rock Ohio Caesars	101,333	2,407
ServiceMaster Revolver	800,000	(56,000)
Spectrum Brands	650,000	—
	$5,175,331	$(53,778)

Note 9 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 12,083,047 issued and outstanding.

Transactions in common shares were as follows:

	Six months ended	Year ended
	November 30, 2012	May 31, 2012
Beginning Shares	10,913,698	9,317,708
Shares issued through dividend reinvestment	20,226	59,490
Common shares issued through at-the-market offering	1,149,123	36,500
Common shares issued through underwritten offering	—	1,500,000
Ending Shares	12,083,047	10,913,698

On April 8, 2011, the Fund’s shelf registration allowing delayed or continuous offering of common shares became effective. The shelf registration statement allows for the issuance of up to an additional $100,000,000 of common shares. On December 16, 2011, the Fund entered into an at-the-market offering sales agreement with the Investment Adviser and Cantor Fitzgerald & Co. to offer and sell common shares, from time to time through Cantor Fitzgerald & Co. as agent for the Fund.

On October 11, 2012, the Fund’s amended shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to an additional 2,506,385 common shares.

The Investment Adviser has paid the costs associated with the at-the-market offering of shares and will be reimbursed by the Fund up to 0.60% of the offering price of common shares sold pursuant to the shelf registration statement, not to exceed the amount of actual offering costs incurred. For the six months ended November 30, 2012, the Fund accrued $147,424 associated with the at-the market offering.

Note 10 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – Subsequent Events:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On December 3, 2012, the Fund declared a monthly dividend to common shareholders of $0.1694 per common share. The dividend was payable on December 31, 2012, to shareholders of record on December 14, 2012.

On January 1, 2013, the Fund declared a monthly dividend to common shareholders of $0.1694 per common share. The dividend is payable on January 31, 2013, to shareholders of record on January 15, 2013.

36 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	November 30, 2012

Federal Income Tax Information

In January 2013, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2012.

Trustees
The Trustees of the Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) Held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2007	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer, PepsiCo., Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1990).	55	None.
Roman Friedrich III Year of birth: 1946 Trustee	Since 2010	Founder and President of Roman Friedrich & Company, Ltd. a US and Canadian-based business, which provides investment banking to the mining industry (1998-present). Formerly, Senior Managing Director of MLV & Co., LLC, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining (2010-2011).	50
Director of First Americas Gold Corp. (2012-present), Zincore Metals, Inc. (2009-present). Previously, Director of Blue Sky Uranium Corp.(formerly Windstorm Resources, Inc.) (April 2011-July 2012), Director of Axiom Gold and Silver Corp.(2011-2012), Stratagold Corp. (2003-2009); Gateway Gold Corp. (2004-2008) and GFM Resources Ltd.(2005-2010).

Robert B. Karn III Year of birth: 1942 Trustee	Since 2010	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting, St. Louis office of Arthur Andersen, LLP (1965-1998)	50	Director of Peabody Energy Company (2003 – present), GP Natural Resource Partners LLC (2002 – present).
Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2007	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	57	None.
Ronald E. Toupin, Jr. Year of birth: 1958 Trustee	Since 2007	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	54	Trustee, Bennett Group of Funds (2011-present).

GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 37

SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2012

Name, Address*, Year of Birth and Position(s) Held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee:
Donald C. Cacciapaglia† Year of Birth: 1951 Trustee, Chief Executive Officer	Since 2012
Senior Managing Director of Guggenheim Investments; President and Chief Executive Officer of Guggenheim Funds Distributors, LLC and President and Chief Executive Officer of Guggenheim Funds Investment Advisors, LLC (2010 – present); Chief Executive officer of funds in the Fund Complex and President and Chief Executive Officer of funds in the Rydex fund complex (2012-present). Formerly, Chief Operating Officer of Guggenheim Partners Asset Management, LLC (2010 – 2011); Chairman and CEO of Channel Capital Group Inc. and Channel Capital Group LLC (2002-2010); Managing Director of PaineWebber (1996-2002).
228
Trustee, Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable Trust (2012-present); Independent Board Member, Equitrust Life Insurance Company, Guggenheim Life and Annuity Company, and Paragon Life Insurance Company of Indiana (2011-present).

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

**	After a Trustee’s initial term, each Trustee is expected to serve a two-year term concurrent with the class of Trustees for which he serves:

	-	Messrs. Barnes and Friedrich, as class I Trustees, are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2014.

	-	Messrs. Karn, Nyberg and Toupin, as class II Trustees, are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2013.

***
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC, or Guggenheim Funds Distributors, Inc. and/or its affiliates. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Investment Adviser and Distributor.

Principal Executive Officers
The Principal Executive Officers, of the Guggenheim Strategic Opportunities Fund, who are not trustees, and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) Held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Kevin M. Robinson Year of Birth: 1959 Chief Legal Officer	Since 2008
Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, LLC and Guggenheim Funds Services LLC (2007-present). Chief Legal Officer and/or Chief Executive Officer of certain other funds in the Fund Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).

John Sullivan Year of Birth: 1955 Chief Accounting Officer, Chief Financial Officer and Treasurer	Since 2011
Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, LLC (2010-present). Chief Accounting Officer, Chief Financial Officer and Treasurer of certain other funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004–2010).

Joanna M. Catalucci Year of Birth: 1966 Interim Chief Compliance Officer	Since 2012***
Interim Chief Compliance Officer of certain funds in the Fund Complex; and Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present). Formerly, Chief Compliance Officer & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC (2010-2012); Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010-2011); Rydex Capital Partners I, LLC & Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); and Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006).

Mark E. Mathiasen Year of birth: 1978 Secretary	Since 2008
Director; Associate General Counsel of Guggenheim Funds Services, LLC (2012-present). Formerly, Vice President; Assistant General Counsel of Guggenheim Funds Services, LLC (2007-2012). Secretary of certain funds in the Fund Complex.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

***	Effective September 26, 2012.

38 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN	November 30, 2012

Unless the registered owner of common shares elects to receive cash by contacting the Computershare Shareowner Services LLC (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 358015, Pittsburgh, PA 15252-8015; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 39

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FUND INFORMATION	November 30, 2012

Board of Trustees	Executive Officers	Investment Adviser	Legal Counsel
Randall C. Barnes	Donald C. Cacciapaglia	and Administrator	Skadden, Arps, Slate,
	Chief Executive Officer	Guggenheim Funds	Meagher & Flom LLP
Donald C. Cacciapaglia*		Investment Advisors, LLC	New York, New York
	Kevin M. Robinson	Lisle, Illinois
Roman Friedrich III	Chief Legal Officer		Independent Registered
		Investment Sub-Adviser	Public Accounting Firm
Robert B. Karn III	John Sullivan	Guggenheim Partners	Ernst & Young LLP
	Chief Financial Officer,	Investment Management, LLC	Chicago, Illinois
Ronald A. Nyberg	Chief Accounting Officer,	Santa Monica, California
and Treasurer
Ronald E. Toupin, Jr.,		Accounting Agent
Chairman	Joanna M. Catalucci	and Custodian
	Interim Chief	The Bank of New York Mellon
* Trustee is an “interested per-	Compliance Officer	New York, New York
son” (as defined in section
2(a)(19) of the 1940 Act)	Mark E. Mathiasen
(“Interested Trustee”) of the	Secretary
Trust because of his position
as the President and CEO of
the Investment Adviser
and Distributor.

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Strategic Opportunities Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, 480 Washington Blvd., Jersey City, NJ 07310; (866) 488-3559.

This report is sent to shareholders of Guggenheim Strategic Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800)345-7999.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800)345-7999, by visiting the Fund’s website at www.guggenheiminvestments.com/gof or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at www.guggenheiminvestments.com/gof. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 43

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(01/13)

NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

CEF-GOF-SAR-1112

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for a semi-annual reporting period.

(b)  James Michal has been added as a portfolio manager for the registrant.  He joins Scott Minerd and Anne Walsh, whose information is provided in the registrant’s most recent filing on Form N-CSR, filed on August 8, 2012, in providing portfolio management services to the registrant.

As previously disclosed, Guggenheim Partners Investment Management, LLC (“Guggenheim”) serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio. Guggenheim uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of Guggenheim’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of Guggenheim’s strategic and tactical policy directives.

Mr. Michal’s biographical information below is provided as of the date of this filing:

Name	Since	Professional Experience During the Last Five Years
James Michal	2013	Guggenheim Partners Investment Management, LLC.: Director – 2008–Present. Formerly, Wachovia Capital Markets, LLC – Structured Finance Division: Associate – 2004–2008.
(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by Mr. Michal as of December 31, 2012:

James Michal:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	8	$790,389,165	1	$75,492,730
Other pooled investment vehicles	1	$ 1,943,790,647	1	$1,943,790,647
Other accounts	11	$ 2,172,412,513	1	$469,691,922

 (a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Guggenheim seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

Guggenheim may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, Guggenheim may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, Guggenheim may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. Guggenheim’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, Guggenheim’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to Guggenheim’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, Guggenheim’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

Guggenheim, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of Guggenheim clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  Guggenheim is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, Guggenheim’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

Guggenheim and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

Guggenheim compensates Mr. Michal for his management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.     Guggenheim’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various Guggenheim investments.  All Guggenheim employees are also eligible to participate in a 401(k) plan to which Guggenheim may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by Mr. Michal as of December 31, 2012:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
James Michal	-0-

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       Not applicable.

(a)(2)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)        Not applicable.

(b)            Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Strategic Opportunities Fund

By:             /s/Donald C. Cacciapaglia

Name:        Donald C. Cacciapaglia

Title:          Chief Executive Officer

Date:          February 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:           /s/Donald C. Cacciapaglia

Name:     Donald C. Cacciapaglia

Title:       Chief Executive Officer

Date:       February 6, 2013

By:           /s/John Sullivan

Name:     John Sullivan

Title:       Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:       February 6, 2013